Exhibit 10.5

                                                                  EXECUTION COPY

================================================================================

                          USS RECEIVABLES COMPANY, LTD.

                    UNITED STATIONERS FINANCIAL SERVICES LLC,
                                  as Servicer,

                            THE CHASE MANHATTAN BANK,
                                as Funding Agent,

                      PARK AVENUE RECEIVABLES CORPORATION,
                              as Initial Purchaser,

                            THE CHASE MANHATTAN BANK,
                                 as an APA Bank

                                       AND

                            THE CHASE MANHATTAN BANK,
                    as Trustee and as Securities Intermediary

                       -----------------------------------

                           SECOND AMENDED AND RESTATED
                            SERIES 1998-1 SUPPLEMENT

                             Dated as of May 1, 2001

                                       to

                     AMENDED AND RESTATED POOLING AGREEMENT

                             Dated as of May 1, 2001

                       -----------------------------------

                   UNITED STATIONERS RECEIVABLES MASTER TRUST

================================================================================

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                                TABLE OF CONTENTS

                                                                               PAGE

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1.    Definitions......................................................2

                                   ARTICLE II
                          DESIGNATION OF CERTIFICATES;
                    PURCHASE AND SALE OF THE VFC CERTIFICATES

SECTION 2.1.    Designation.....................................................27
SECTION 2.2.    The Series 1998-1 Interests.....................................27
SECTION 2.3.    Purchases of Interests in the VFC Certificates..................27
SECTION 2.4.    Delivery........................................................28
SECTION 2.5.    Procedure for Increasing the Series 1998-1 Invested Amount......29
SECTION 2.6.    Sales by the Initial Purchaser of its Series 1998-1 Purchaser
                Invested Amount to the APA Banks................................31
SECTION 2.7.    Procedure for Decreasing the Series 1998-1 Invested Amount;
                Optional Termination............................................34
SECTION 2.8.    Reductions of the Commitments...................................35
SECTION 2.9.    Interest, Fees..................................................36
SECTION 2.10.   Indemnification by the Company and the Servicer.................37

                                   ARTICLE III
                          ARTICLE III OF THE AGREEMENT

SECTION 3A.2.   Establishment of Trust Accounts.................................38
SECTION 3A.3.   Allocations.....................................................41
SECTION 3A.4.   Determination of Interest.......................................42
SECTION 3A.5.   Determination of Series 1998-1 Monthly Principal................44
SECTION 3A.6.   Applications....................................................45

                                        i
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
                                   ARTICLE IV
                            DISTRIBUTIONS AND REPORTS

SECTION 4A.1.   Distributions...................................................47
SECTION 4A.2.   Reserved........................................................48
SECTION 4A.3.   Statements and Notices..........................................48

                                    ARTICLE V
                      ADDITIONAL EARLY AMORTIZATION EVENTS

SECTION 5.1.    Additional Early Amortization Events............................49

                                   ARTICLE VI
                                  SERVICING FEE

SECTION 6.1.    Servicing Compensation..........................................53

                                   ARTICLE VII
                             CHANGE IN CIRCUMSTANCES

SECTION 7.1.    Illegality......................................................53
SECTION 7.2.    Increased Costs.................................................54
SECTION 7.3.    Taxes...........................................................55
SECTION 7.4.    Break Funding Payments..........................................57
SECTION 7.5.    Alternate Rate of Interest......................................58
SECTION 7.6.    Mitigation Obligations..........................................58

                                  ARTICLE VIII
                    REPRESENTATIONS AND WARRANTIES, COVENANTS

SECTION 8.1.    Representations and Warranties of the
                Company and the Servicer........................................59
SECTION 8.2.    Covenants of the Company and the Servicer.......................60
SECTION 8.3.    Covenants of the Servicer.......................................60
SECTION 8.4.    Obligations Unaffected..........................................61

                                   ARTICLE IX
                              CONDITIONS PRECEDENT

SECTION 9.1.    Conditions Precedent to Effectiveness of Supplement.............61

                                       ii
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
                                    ARTICLE X
                                THE FUNDING AGENT

SECTION 10.1.   Appointment.....................................................64
SECTION 10.2.   Delegation of Duties............................................65
SECTION 10.3.   Exculpatory Provisions..........................................65
SECTION 10.4.   Reliance by Funding Agent.......................................66
SECTION 10.5.   Notice of Servicer Default or Early Amortization Event or Close
                Up Potential Early Amortization Event...........................66
SECTION 10.6.   Non-Reliance on the Funding Agent and Other Purchasers..........67
SECTION 10.7.   Indemnification.................................................67
SECTION 10.8.   The Funding Agent in Its Individual Capacity....................68
SECTION 10.9.   Successor Funding Agent.........................................68

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1.   Ratification of Agreement.......................................68
SECTION 11.2.   Governing Law...................................................69
SECTION 11.3.   Further Assurances..............................................69
SECTION 11.4.   Payments........................................................69
SECTION 11.5.   Costs and Expenses..............................................69
SECTION 11.6.   No Waiver, Cumulative Remedies..................................70
SECTION 11.7.   Amendments......................................................70
SECTION 11.8.   Severability....................................................71
SECTION 11.9.   Notices.........................................................71
SECTION 11.10.  Successors and Assigns..........................................72
SECTION 11.11.  Securities Laws; Participations; Assignments....................73
SECTION 11.12.  Adjustments; Set-off............................................75
SECTION 11.13.  Counterparts....................................................76
SECTION 11.14.  No Bankruptcy Petition..........................................76
5SECTION 11.15.  Confidentiality.................................................77
SECTION 11.16.  Limited Recourse................................................77
SECTION 11.17.  Consents of Investor Certificateholders.........................78

                                   ARTICLE XII
                              FINAL DISTRIBUTIONSs

SECTION 12.1.   Certain Distributions...........................................79

                                       iii
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
SCHEDULES

Schedule 1      Commitments

                                       iv
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          This SECOND AMENDED AND RESTATED SERIES 1998-1 SUPPLEMENT, dated as of
May 1, 2001 (as further amended, supplemented or otherwise modified from time to time, this "SUPPLEMENT"), is by and among USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (together with its permitted successors and assigns, the "COMPANY"), UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company (together with its successors and assigns, "USFS"), as servicer (except where otherwise noted) (together with its successors and assigns in such capacity, the "SERVICER"), PARK AVENUE
RECEIVABLES CORPORATION, a Delaware corporation (including its successors and assigns but excluding the APA Banks as assignees pursuant to Section 2.6, the "INITIAL PURCHASER"), the several banks or financial institutions parties to this Supplement as of the Effective Date (as defined below) and the other banks or financial institutions from time to time parties hereto pursuant to Section
11.11 (c) (collectively, the "APA BANKS"; each, individually, an "APA BANK"),
THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), in its capacity as Funding Agent (the "FUNDING AGENT"), and THE CHASE MANHATTAN BANK, in its capacity as trustee (together with its successors and assigns in such capacity, the "TRUSTEE") and as Securities Intermediary (together with its successors and assigns in such capacity, the "SECURITIES INTERMEDIARY") under the Agreement (as defined below).


                              W I T N E S S E T H:

          WHEREAS, the Company, the Servicer and the Trustee have entered into an Amended and Restated Pooling Agreement, dated as of May 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"; capitalized terms used herein and not otherwise defined are used as defined in the Agreement);

          WHEREAS, the Company, the Servicer, the Trustee, the Initial Purchaser and the APA Banks have entered into an Amended and Restated Series 1998-1 Supplement dated as of April 3, 1998 (as amended, supplemented or otherwise modified to the date hereof, the "ORIGINAL SUPPLEMENT");

          WHEREAS, the Company, the Servicer, the Trustee, the Initial Purchaser and the APA Banks desire to amend and restate the Original Supplement on the terms and conditions set forth herein;

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          WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

          WHEREAS, the Company, the Servicer, the Trustee, the Initial Purchaser and the APA Banks wish to supplement the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1. DEFINITIONS. (a) The following words and phrases shall have the following meanings with respect to Series 1998-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "ACCRUAL PERIOD" shall mean the period from and including a Distribution Date, to but excluding the succeeding Distribution Date.

          "ACCRUED EXPENSE AMOUNT" shall mean, for each Business Day during an Accrual Period, the sum of (i) the Daily Interest Deposit for such Business Day,
(ii) the Daily Commitment Fee Deposit for such Business Day, (iii) the Daily Utilization Fee Deposit for such Business Day, (iv) the Daily Servicing Fee Deposit for such Business Day and (v) all Program Costs which have accrued since the preceding Business Day.

          "ACQUIRING APA BANK" shall have the meaning assigned in Section 11.11(c).

          "ADDITIONAL INTEREST" shall have the meaning assigned in Section 3A.4(b).

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          "ADJUSTED LIBO RATE" shall mean, with respect to each day during each
Eurodollar Period pertaining to a portion of the Series 1998-1 Invested Amount allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.

          "ADJUSTED LIQUIDITY PRICE" shall mean, in determining the Purchase Price of the Purchase Amount on an APA Bank Purchase Date prior to the occurrence of an Early Amortization Event, an amount equal to:

     IP X [OC + NDR]

     where:

     IP                      =             the Invested Percentage on such
                                           APA Bank Purchase Date;

     OC                      =             the product of (i) the APA Bank
                                           Purchase Percentage for such Purchase
                                           Date MULTIPLIED by (ii) the sum of
                                           (A) any and all amounts due and owing
                                           to the Company or the Trust in
                                           respect of Seller Repurchase Payments
                                           and Seller Adjustment Payments
                                           pursuant to the Transaction Documents
                                           and any, (B) all amounts due and
                                           owing to the Trust as Transfer
                                           Deposit Amounts pursuant to
                                           Section 2.5(b) of the Agreement on
                                           such APA Bank Purchase Date and (C)
                                           all collections received by the
                                           Sellers, the Company or the Trust
                                           which are due and owing to the
                                           Initial Purchaser under the
                                           Transaction Documents which have not
                                           yet been remitted to the Initial
                                           Purchaser; and

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     NDR                     =             the product of (i) the APA Bank
                                           Purchase Percentage for such APA Bank
                                           Purchase Date MULTIPLIED BY (ii)
                                           aggregate outstanding Principal
                                           Amount of all Receivables that are
                                           not Defaulted Receivables as of such
                                           APA Bank Purchase Date.

     Each of the foregoing shall be determined as of the most recent Settlement Report Date.

          "AGED RECEIVABLES RATIO" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables originated by the Sellers that were 60 to 89 days past due and (b) the aggregate amount of Receivables of such Sellers that were charged off as uncollectible prior to the day that is 60 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the third prior Settlement Period (including the Settlement Period ended on such day).

          "AGGREGATE COMMITMENT AMOUNT" shall mean the aggregate amount of the Commitments of all APA Banks, as reduced from time to time pursuant to Section 2.8; PROVIDED that at all times the Aggregate Commitment Amount shall be no less than 102% of the Maximum Invested Amount.

          "AGREEMENT" shall have the meaning specified in the recitals hereto.

          "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "APA BANKS" shall have the meaning specified in the introductory paragraph hereto.

          "APA BANK PURCHASE DATE" shall mean the date of any Purchase.

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          "APA BANK PURCHASE PERCENTAGE" shall mean, for any APA Bank Purchase
Date, the percentage equivalent of a fraction, the numerator of which is the Purchase Amount for such APA Bank Purchase Date and the denominator of which is the Series 1998-1 Invested Amount on such APA Bank Purchase Date.

          "APPLICABLE MARGIN" shall mean on any date of determination (i) for each Eurodollar Tranche, 1.50% per annum and (ii) for each Floating Tranche, 0.25% per annum; PROVIDED, HOWEVER that, after the Commitment Expiry Date or the occurrence of an Early Amortization Event, the Applicable Margin shall mean on any date of determination for each Eurodollar Tranche or the Floating Tranche, the applicable rate per annum set forth below under the caption "Eurodollar Spread" or "Floating Rate Spread," as the case may be, based upon the Pricing Leverage Ratio (as defined in, and determined in accordance with, the Credit Agreement under the definition of Letter of Credit Fee Rate, as in effect on the date hereof) as of the most recent determination date:

                LEVERAGE                               EURODOLLAR    FLOATING RATE
CATEGORY        RATIO                                  SPREAD        SPREAD
--------        --------                               ----------    -------------
Category 1      greater than 4.50 to 1.00              2.00%         0.75%
Category 2      greater than 4.00 to 1.00 and less     1.75%         0.50%
                than or equal to 4.50 to 1.00
Category 3      greater than 3.50 to 1.00 and less     1.50%         0.25%
                than or equal to 4.00 to 1.00
Category 4      greater than 3.00 to 1.00 and less     1.25%         0.00%
                than or equal to 3.50 to 1.00
Category 5      less than or equal to 3.00 to 1.00     1.00%         0.00%

          "ASSIGNMENT/PARTICIPATION CERTIFICATION" shall mean an assignment or participation certification, as the case may be, in substantially the form of Exhibit B hereto.

          "AVAILABLE PRICING AMOUNT" shall mean, on any Business Day, the sum of
(i) the Unallocated Balance PLUS (ii) the Increase, if any, on such date.

          "BENEFITTED PURCHASER" shall have the meaning assigned in Section
11.12.

          "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "CARRYING COST RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.30 times the Alternate Base Rate in effect as of such day divided by (b) 365.

          "CHANGE IN LAW" shall mean (a) the adoption of any law, rule or regulation after the Issuance Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Issuance Date or (c) compliance by any Purchaser with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Issuance Date.

          "CHASE" shall have the meaning specified in the introductory paragraph hereto.

          "CLAIM" shall have the meaning assigned in Section 2.10(a).

          "COMMERCIAL PAPER" shall mean the short-term promissory notes of the Initial Purchaser issued in the United States commercial paper market.

          "COMMITMENT" shall mean, as to any APA Bank, its obligation to purchase an interest in the VFC Certificate on and after the Issuance Date, to acquire a PRO RATA share of the Initial Purchaser's VFC Certificate and to maintain and, subject to certain conditions, increase, its Series 1998-1 Purchaser Invested Amount, in each case, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such APA Bank's name on
Schedule 1 under the caption "Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all APA Banks, the "COMMITMENTS".

          "COMMITMENT EXPIRY DATE" shall mean March 29, 2002 (as may be extended for an additional period of time up to 364 days from time to time in writing by PARCO, the Funding Agent and the APA Banks).

          "COMMITMENT FEE" shall have the meaning assigned in Section 2.9(b).

          "COMMITMENT FEE RATE" shall have the meaning assigned in the Fee
Letter.

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          "COMMITMENT PERIOD" shall mean the period commencing on the Issuance
Date and terminating on the Commitment Termination Date.

          "COMMITMENT REDUCTION" shall have the meaning assigned in Section 2.8(a).

          "COMMITMENT TERMINATION DATE" shall mean the earlier to occur of (i) the date on which the Aggregate Commitment Amount has been reduced to zero pursuant to Section 2.8 of this Agreement and (ii) the Commitment Expiry Date.

          "COMMITMENT TRANSFER SUPPLEMENT" shall have the meaning assigned in
Section 11.11(c).

          "COMPANY" shall have the meaning specified in the introductory paragraph hereto.

          "COMPANY INDEMNIFIED PERSON" shall have the meaning assigned in
Section 2.10(a).

          "CP RATE" shall mean for any day the weighted average of the interest rates (or if issued at a discount, the weighted average of the rates, after converting to interest-bearing equivalents) on all outstanding Commercial Paper issued by the Initial Purchaser to fund the Initial Purchaser's Series 1998-1 Purchaser Invested Amount, together with related dealer fees and commissions.

          "CP RATE PERIOD" shall mean the period from and including a Distribution Date to but excluding the next succeeding Distribution Date.

          "CP TRANCHE" shall mean a portion of the Series 1998-1 Invested Amount for which the Series 1998-1 Monthly Interest is calculated by reference to a particular Discount and a particular CP Rate Period.

          "CREDIT AGREEMENT" shall mean that certain Third Amended and Restated Credit Agreement, dated as of June 29, 2000, among USSC, as borrower, United Stationers Inc., as guarantor, The Chase Manhattan Bank, as administrative agent, and Chase Securities Inc., as arranger, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "DAILY COMMITMENT FEE DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Commitment Fee Expense for each day since the preceding Business Day plus (ii) the aggregate amount of all previously accrued Daily Commitment Fee Expense that has not yet been deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount.

          "DAILY COMMITMENT FEE EXPENSE" shall mean, for any day in any Accrual Period, the product of (A) the excess of the Aggregate Commitment Amount over the aggregate Series 1998-1 Purchaser Invested Amounts of the APA Banks on such day multiplied by (B) the Commitment Fee Rate divided by 360.

          "DAILY INTEREST DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Interest Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of a previously accrued Daily Interest Expense that has not yet been deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount PLUS (iii) the aggregate amount of all Additional Interest for each day since the preceding Business Day.

          "DAILY INTEREST EXPENSE" shall mean (i) for any portion of the Series 1998-1 Invested Amount held by the Initial Purchaser during an Accrual Period, the product of (A) the Initial Purchaser's Series 1998-1 Purchaser Invested Amount divided by 360 and (B) the CP Rate for such day and (ii) for any portion of the Series 1998-1 Invested Amount held by the APA Banks during an Accrual Period, the sum of (A) the product of (x) the sum of (a) the portion of the APA Banks' Series 1998-1 Purchaser Invested Amount (calculated with respect to all APA Banks without regard to clauses (d) and (e) of the definition of Series 1998-1 Purchaser Invested Amount) allocable to the Floating Tranche on such day and (b) for any day during the period from and including an APA Bank Purchase Date to but excluding the Distribution Date immediately succeeding an APA Bank Purchase Date, the Unaccrued Discount divided by 365 (or 366, as the case may be) and (y) the Alternate Base Rate plus the Applicable Margin in effect on such day, (B) the product of (x) the portion of the Series 1998-1 Invested Amount (calculated with respect to all APA Banks without regard to clauses (d) and (e) of the definition of Series 1998-1 Purchaser Invested Amount) allocable to Eurodollar Tranches on such day divided by 360 and (y) the weighted average Adjusted LIBO Rate plus the Applicable Margin on such day in effect with respect thereto and (C) on an APA Bank Purchase Date, the Unaccrued Discount; PROVIDED, HOWEVER, that for any such day during the continuance of an Early Amortization Period, the "Daily Interest Expense" for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clause (ii) above and (ii) the product of (x) the Series 1998-1

Invested Amount on such day divided by 365 (or 366, as the case may be) and (y) the Alternate Base Rate plus the Applicable Margin in effect on such day plus 2.00%.

          "DAILY SERVICING FEE DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Servicing Fee Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of all previously accrued Daily Servicing Fee Expense that has not yet been deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount.

          "DAILY SERVICING FEE EXPENSE" shall mean, for any day in any Accrual Period the Series 1998-1 Interests' PRO RATA portion (determined in accordance with Section 6.1) of the Servicing Fee accruing for such day.

          "DAILY UTILIZATION FEE DEPOSIT" shall mean an amount equal to (i) the amount of Daily Utilization Fee Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of all previously accrued Daily Utilization Fee Expense that has not yet been deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount.

          "DAILY UTILIZATION FEE EXPENSE" shall mean, for any day in any Accrual Period on which the Initial Purchaser holds a Series 1998-1 Purchaser Invested Amount, the product of (A) such Series 1998-1 Purchaser Invested Amount on such day multiplied by (B) the Utilization Fee Rate divided by 360.

          "DAYS SALES OUTSTANDING" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the aggregate Principal Amount of Eligible Receivables by (ii) the aggregate Principal Amount of Receivables generated by the Seller for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

          "DECREASE" shall have the meaning assigned in Section 2.7(a).

          "DEFAULTING APA BANK" shall have the meaning assigned in Section
2.6(c).

          "DEFAULT RATIO" shall mean, for any Settlement Period, a ratio (expressed as a percentage) equal to the quotient of (a) the sum of (i) the aggregate outstanding Principal Amount of all Receivables which are unpaid in whole or in part for more than 91 days after their respective due dates on the last day of such Settlement Period and (ii) the aggregate amount of Disputed Receivables; and (b) the aggregate outstanding Principal Amount of all Receivables on such last day.

          "DILUTION PERIOD" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were originated by the Sellers during the Settlement Period preceding such earlier Settlement Report Date and (B) the quotient of (1) Days Sales Outstanding as of such Settlement Report Date and (2) 30 and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

          "DILUTION RATIO" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to (i) the difference between (A) the aggregate amount of Dilution Adjustments made during such Settlement Period and (B) the Dilution Reduction Amount divided by (ii) the average aggregate Principal Amount of Receivables that were originated by the Sellers during the last two Settlement Periods (including the Settlement Period ending on such day).

          "DILUTION RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

          DRR = [ (c * d) + (e-d) * (e/d) ] * f

     Where:

          DRR = Dilution Reserve Ratio;

          c = 2.00;

          d = the average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

          e = the highest average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and
          f = the Dilution Period.

          "DISCOUNT" shall mean, for purposes of this Agreement, the amount of interest or discount to accrue on or in respect of Commercial Paper allocated, in whole or in part, by the Funding Agent to fund the purchase or maintenance of the Initial Purchaser's Series 1998-1 Purchaser Invested Amount (including related commercial paper placement agent costs and commissions and odd-lot amounts).

          "EARLY AMORTIZATION DATE BALANCE" shall mean, on the date of any occurrence of an Early Amortization Event, an amount equal to:

                                 IP X [OC + NDR]

where:

          IP   =      the Invested Percentage on such date;

          OC   =      the sum of (i) any and all amounts due and
                      owing to the Company or the Trust in respect of Seller Repurchase Payments and Seller
                      Adjustment Payments pursuant to the
                      Transaction Documents, (ii) all amounts due and owing to the Trust as Transfer Deposit
                      Amounts pursuant to Section 2.5(b) of the Agreement on such date and (iii) all collections received by the Sellers, the Company and/or the Trust which are due and owing to the Initial Purchaser under the Transaction Documents which have not yet been remitted to the Initial Purchaser;

          NDR  =      the aggregate outstanding Principal Amount
                      of all Receivables that are not Defaulted
                      Receivables as of such date.

          Each of the foregoing shall be determined from the Settlement Report delivered to the Funding Agent on or immediately prior to the date of occurrence of such Early Amortization Event.

          "EARLY AMORTIZATION EVENT" shall have the meanings assigned in Section
5.1 of this Supplement and Section 7.1 of the Agreement.

          "EARLY AMORTIZATION PERIOD" shall have the meaning assigned in Section
5.1 of this Supplement and Section 7.1 of the Agreement.

          "EFFECTIVE DATE" shall have the meaning assigned in Section 9.1.

          "ELIGIBLE ASSIGNEE" shall mean any financial institution that is a United States Person (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) and that has a short-term debt rating of at least A-1 from S&P and P-1 from Moody's.

          "EURODOLLAR PERIOD" shall mean, with respect to any Eurodollar Tranche, prior to the Scheduled Revolving Termination Date, a period of one, two, three, four, five or six months requested by the Company commencing on a Business Day requested by the Company and agreed to by the Funding Agent; PROVIDED, HOWEVER, that each such Eurodollar Period shall expire on a Distribution Date.

          "EURODOLLAR TRANCHE" shall mean a portion of the Series 1998-1 Invested Amount for which the Series 1998-1 Monthly Interest is calculated by reference to an Adjusted LIBO Rate determined by reference to a particular Eurodollar Period.

          "EXCLUDED TAXES" shall mean, with respect to the Funding Agent, any Purchaser or any other recipient of any payment to be made by or on account of any increased obligation of the Company hereunder, (a) income or franchise taxes imposed on (or measured by) its net income (i) by the United States of America, or (ii) by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located, managed or controlled, or, in the case of any APA Bank, in which its applicable lending office is located, or
(iii) by reason of any connection between the jurisdiction imposing such tax and the Funding Agent, such recipient or such office other than a connection arising solely from this Agreement or any other Transaction Document or any transaction hereunder or thereunder, and (b) any branch profits imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located.

          "FEE LETTER" shall mean, collectively, those certain Fee Letters, dated as of the date hereof, among the Company, the Funding Agent and the Initial Purchaser, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

          "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Funding Agent from three Federal funds brokers of recognized standing selected by it.

          "FLOATING TRANCHE" shall mean, for any portion of the Series 1998-1 Invested Amount that is held by the APA Banks, that portion of the Series 1998-1 Invested Amount not allocated to a Eurodollar Tranche for which the Series 1998-1 Monthly Interest is calculated by reference to the Alternate Base Rate.

          "FUNDING AGENT" shall have the meaning specified in the introductory paragraph hereto.

          "INCREASE" shall have the meaning assigned in Section 2.5(a).

          "INCREASE AMOUNT" shall have the meaning assigned in Section 2.5(a).

          "INCREASE DATE" shall have the meaning assigned in Section 2.5(a).

          "INDEMNIFIED TAXES" shall mean Taxes other than Excluded Taxes.

          "INITIAL PURCHASER" shall have the meaning specified in the introductory paragraph hereto.

          "INITIAL SERIES 1998-1 INVESTED AMOUNT" shall mean the initial invested amount applicable to Series 1998-1.

          "INTEREST SHORTFALL" shall have the meaning assigned in Section
3A.4(b).

          "INVESTED PERCENTAGE" shall mean, with respect to any Business Day (i) during the Series 1998-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1998-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Receivables Amount with respect to such Business Day and
(ii) during the Series 1998-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1998-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 1998-1 Revolving Period (PROVIDED THAT if during the Series 1998-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1998-1 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the Series 1998-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount with respect to such Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

          "ISSUANCE DATE" shall mean April 3, 1998.

          "LIBO RATE" shall mean, with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Funding Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period, as the rate for dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to each day during such Eurodollar Period pertaining to such Eurodollar Tranche shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Eurodollar Period are offered by the principal London office of the Funding Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period.

          "LOSS RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

          LRR = (a * b)/c * d * e

     Where:

          LRR = Loss Reserve Ratio;

          a = the aggregate Principal Amount of Receivables originated by the Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

          b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

          c = the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date; and

          d = 2.00.

          e = Payment Terms Factor

          "LOSS-TO-LIQUIDATION RATIO" shall mean, for any Settlement Period, a ratio (expressed as a percentage) equal to the quotient of (a) the difference, if any, between (i) the aggregate Principal Amount of Charged-Off Receivables with respect to such Settlement Period and the immediately preceding two Settlement Periods and (ii) the aggregate amount of Recoveries during such two Settlement Periods, and (b) the aggregate amount of Collections during such two Settlement Periods.

          "MAJORITY PURCHASERS" shall mean (i) on any day on which the Initial Purchaser shall hold an interest in the Series 1998-1 Certificates, the Initial Purchaser and the Required APA Banks and (ii) on any day on which the Initial Purchaser shall not hold an interest in the Series 1998-1 Certificates, the Required APA Banks.

          "MAXIMUM COMMITMENT AMOUNT" shall mean $81,600,000.

          "MAXIMUM INVESTED AMOUNT" shall mean $80,000,000.

          "MINIMUM RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the sum of
(i) 10% and (ii) 2.5% for each customer designated as a Special Obligor.

          "MONTHLY INTEREST PAYMENT" shall have the meaning assigned in Section 3A.6(a).

          "NON-DEFAULTING APA BANK" shall have the meaning assigned in Section 2.6(c).

          "OPTIONAL TERMINATION DATE" shall have the meaning assigned in Section 2.7(d).

          "OPTIONAL TERMINATION NOTICE" shall have the meaning assigned in
Section 2.7(d).

          "OTHER TAXES" shall mean any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under the Transaction Documents or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document.

          "PARCO" shall mean Park Avenue Receivables Corporation, a Delaware corporation, and its permitted successors and assigns.

          "PARCO INSOLVENCY EVENT" shall mean the occurrence of any one or more of the following: (i) any proceeding shall have been instituted by the Initial Purchaser seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or (ii) any proceeding of the type described in the foregoing clause (i) shall be instituted against the Initial Purchaser and shall have remained undismissed for a period of sixty
(60) consecutive days, or an order granting relief requested in any such proceeding shall be entered.

          "PARCO INTEREST" shall mean all of the Initial Purchaser's right, title and interest in the Series 1998-1 Purchaser Invested Amount.

          "PARCO TERMINATION EVENT" shall mean that the providers of the Initial Purchaser's program liquidity and/or letter of credit facilities shall have given notice to the Initial Purchaser that an event of default has occurred and is continuing under their respective agreements with the Initial Purchaser.

          "PARTICIPANTS" shall have the meaning assigned in Section 11.11(b).

          "PAYMENT TERMS FACTOR" shall mean 1.017.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Funding Agent as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "PROGRAM COSTS" shall mean, for any Business Day, the sum of (i) all expenses, indemnities and other amounts due and payable to the Purchasers and the Funding Agent under the Agreement or this Supplement (including, without limitation, any Article VII Costs) and (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the Series 1998-1 Interests) and (B) a fraction, the numerator of which is the Aggregate Commitment Amount on such Business Day and the denominator of which is the sum of (x) the Aggregate Invested Amounts on such Business Day (other than the Series 1998-1 Invested Amount and the Invested Amount in respect of any variable funding certificate of any other Outstanding Series) and (y) the Aggregate Commitment Amount on such Business Day plus the Aggregate Commitment Amount for any variable funding certificate of any other Outstanding Series; PROVIDED, HOWEVER, that the amount of Program Costs payable pursuant to Section 3A.6(b)(iv) shall not exceed $75,000 in the aggregate in any fiscal year of the Servicer.

          "PRO RATA SHARE" shall mean, on any date of determination, with respect to any APA Bank, the ratio (expressed as a percentage) of such APA Bank's Commitment to the Aggregate Commitment Amount at such time; PROVIDED that, on any date after the Commitment Expiry Date, the Pro Rata Share of any APA Bank shall be such APA Bank's Pro Rata Share on the Commitment Expiry Date.

          "PURCHASE" shall mean the assignment by the Initial Purchaser to the APA Banks of any portion of the Initial Purchaser's Series 1998-1 Purchaser Invested Amount pursuant to Section 2.6.

          "PURCHASE AMOUNT" shall mean, for any APA Bank Purchase Date, the amount of the Initial Purchaser's Series 1998-1 Purchaser Invested Amount specified in the Sale Notice for such APA Bank Purchase Date.

          "PURCHASE PERCENTAGE" shall mean, for any APA Bank Purchase Date, the percentage equivalent of a fraction, the numerator of which is the Purchase Amount for such APA Bank Purchase Date and the denominator of which is the Initial Purchaser's Series 1998-1 Purchaser Invested Amount on such APA Bank Purchase Date.

          "PURCHASE PRICE" shall mean either:

               (a) on any APA Bank Purchase Date on or prior to the occurrence of an Early Amortization Event, an amount equal to the lesser of (i) the Purchase Amount for such APA Bank Purchase Date and (ii) the Adjusted Liquidity Price with respect to such Purchase Amount, as clauses (a)(i) and
     (a)(ii) shall be increased by the sum of (A) the Purchase Percentage of all accrued and unpaid Discount PLUS (B) the Unaccrued Discount; and

               (b) on any APA Bank Purchase Date after the occurrence of an Early Amortization Event, an amount equal to (i) the Purchase Amount for such APA Bank Purchase Date PLUS (ii) the sum of (A) the Purchase Percentage of all accrued and unpaid Discount PLUS (B) the Unaccrued Discount with respect to such Purchase Amount; PROVIDED that, if on the date of occurrence of such Early Amortization Event, the Series 1998-1 Invested Amount exceeded the Early Amortization Date Balance (the amount of such excess, the "LOSS AMOUNT"), the amount in clause (b)(i) above on any APA Bank Purchase Date occurring after the occurrence of such Early Amortization Event shall be reduced by an amount equal to the APA Bank Purchase Percentage of the Loss Amount for such APA Bank Purchase Date.

          "PURCHASE PRICE DEFICIT" shall have the meaning assigned in Section 2.6(c).

          "PURCHASER" shall mean, at any time, either the Initial Purchaser, each APA Bank or each Acquiring APA Bank, as applicable.

          "RATING AGENCY" and "RATING AGENCIES" shall mean Moody's, S&P or any other nationally recognized statistical rating organization from which a rating for the Commercial Paper was requested by the Initial Purchaser and is currently in effect.

          "RATING AGENCY CONDITION" shall mean, with respect to any action, that
(i) each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Initial Purchaser and the Funding Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of the Commercial Paper and (ii) the Required APA Banks shall have given their prior written consent to such action.

          "RECORD DATE" shall mean the first Business Day prior to each Distribution Date.

          "REDUCTION PERCENTAGE" shall mean the percentage equivalent of a fraction, the numerator of which is the PARCO Residual Amount and the denominator of which is the sum of the PARCO Residual Amount and the Adjusted Liquidity Price or the Early Amortization Date Balance, as applicable, on the related APA Bank Purchase Date.

          "REGISTER" shall mean a register maintained by the Funding Agent for recording transfers of the Commitments.

          "REQUIRED APA BANKS" shall mean APA Banks having Pro Rata Shares in the aggregate at least equal to 66-2/3% or, if the Commitments have been terminated, holding at least 66-2/3% of the outstanding Series 1998-1 Invested Amount; PROVIDED that the Commitment of any Defaulting APA Bank that has not paid all amounts due and owing by it in respect of the purchase it was obligated to make shall not be included in the Aggregate Commitment Amount for purposes of this definition.

          "REPORTED PERIOD" shall mean, with respect to Series 1998-1, each Business Day.

          "SALE NOTICE" shall mean an irrevocable written notice given by an authorized signatory or authorized officer of the Initial Purchaser (or on behalf of the Initial Purchaser by Chase, in its capacity as the Initial Purchaser's administrative agent) to the Funding Agent committing to sell, assign and transfer to the APA Banks, on the basis of their Pro Rata Shares, all or a portion of the Initial Purchaser's Series 1998-1 Purchaser Invested Amount, which notice shall designate (i) the APA Bank Purchase Date, (ii) the Series 1998-1 Invested Amount and the Initial Purchaser's Series 1998-1 Purchaser Invested Amount, (iii) the Purchase Price (including details showing calculation of the Purchase Price), (iv) the Purchase Amount, (v) the Purchase Percentage and the APA Bank Purchase Percentage for such APA Bank Purchase Date, (vi) that no PARCO Insolvency Event has occurred and (vii) wire transfer instructions specifying the account(s) into which the proceeds of the Purchase Price shall be deposited.

          "SCHEDULED COMMITMENT EXPIRATION DATE" shall mean, with respect to the obligation of the APA Banks to make Purchases from the Initial Purchaser, March 29, 2002 (as may be extended for an additional period of time up to 364 days from time to time in writing by PARCO, the Funding Agent and the APA Banks).

          "SCHEDULED REVOLVING TERMINATION DATE" shall mean the last day of the Settlement Period ending on or immediately before the Commitment Expiry Date.

          "SECURITIES INTERMEDIARY" shall have the meaning specified in the introductory paragraph hereto.

          "SERIES 1998-1" shall mean Series 1998-1, the Principal Terms of which are set forth in this Supplement.

          "SERIES 1998-1 ACCRUED INTEREST SUB-SUBACCOUNT" shall have the meaning assigned in Section 3A.2(a).

          "SERIES 1998-1 ADJUSTED INVESTED AMOUNT" shall mean, as of any date of determination, (i) the Series 1998-1 Invested Amount on such date, MINUS (ii) the amount on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such date.

          "SERIES 1998-1 ALLOCABLE CHARGED-OFF AMOUNT" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, which has been allocated to Series 1998-1.

          "SERIES 1998-1 ALLOCABLE RECOVERIES AMOUNT" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, which has been allocated to Series 1998-1.

          "SERIES 1998-1 ALLOCATED RECEIVABLES AMOUNT" shall mean, on any date of determination, the lower of (i) the Series 1998-1 Target Receivables Amount on such day and (ii) the product of (x) the Aggregate Receivables Amount on such day and (y) the percentage equivalent of a fraction the numerator of which is the Series 1998-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

          "SERIES 1998-1 AMORTIZATION PERIOD" shall mean the period commencing on the Business Day following the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences,
(ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date and ending on the earlier of (i) the date when the Series 1998-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the VFC Certificates and to the Funding Agent and the Purchasers hereunder shall have been paid in full and (ii) the Series 1998-1 Termination Date.

          "SERIES 1998-1 COLLECTION SUBACCOUNT" shall have the meaning assigned in Section 3A.2(a).

          "SERIES 1998-1 INTERESTS" shall mean, collectively, the VFC Certificates and the Series 1998-1 Subordinated Interest.

          "SERIES 1998-1 INVESTED AMOUNT" shall mean, as of any date of determination, the sum of the Series 1998-1 Purchaser Invested Amounts of all Purchasers on such date.

          "SERIES 1998-1 MONTHLY INTEREST" shall have the meaning assigned in
Section 3A.4(a).

          "SERIES 1998-1 MONTHLY PRINCIPAL PAYMENT" shall have the meaning assigned in Section 3A.5.

          "SERIES 1998-1 NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning assigned in Section 3A.2(a).

          "SERIES 1998-1 PERIODIC SERVICING FEE" shall have the meaning assigned in Section 6.1.

          "SERIES 1998-1 PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning assigned in Section 3A.2(a).

          "SERIES 1998-1 PURCHASER INVESTED AMOUNT" shall mean, with respect to the Initial Purchaser or, in the aggregate, the APA Banks, in each case on any date of determination, an amount equal to (a) the Initial Purchaser's or the APA Banks' Series 1998-1 Purchaser Invested Amount, as applicable, on the immediately preceding Business Day (or, with respect to the day as of which another Purchaser acquires an interest in the Series 1998-1 Invested Amount, whether pursuant to Section 2.6, by executing a counterpart hereof, a Commitment Transfer Supplement or otherwise, the portion of the transferor's Series 1998-1 Purchaser Invested Amount being purchased), PLUS (b) the amount of any increases in the Initial Purchaser's or the APA Banks' Series 1998-1 Purchaser Invested Amount, as applicable, pursuant to Section 2.5 made on such day, MINUS (c) the amount of any distributions to such Purchaser in respect of principal received and applied on such day minus (d) the aggregate Series 1998-1 Allocable Charged-Off Amount applied to such Purchaser on or prior to such date pursuant to Section 3A.5(b)(ii) and PLUS (e) (but only to the extent of any unreimbursed reductions made pursuant to clause (d) above) the aggregate Series 1998-1 Allocable Recoveries Amount applied to such Purchaser on or prior to such date pursuant to Section 3A.5(c)(i).

          "SERIES 1998-1 RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio and (ii) the Minimum Ratio, in each case, then in effect.

          "SERIES 1998-1 REQUIRED RESERVES" shall mean, (x) as of any date of determination during the Series 1998-1 Revolving Period, an amount equal to the sum of:

               (a) an amount equal to the product of (i) the Series 1998-1 Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (ii) the percentage equivalent of a fraction, the numerator of which is the Series 1998-1 Ratio and the denominator of which is one MINUS the Series 1998-1 Ratio;

               (b) the product of (i) the Series 1998-1 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day),
     (ii) the Carrying Cost Reserve Ratio in effect on such day and (iii) the percentage equivalent of a fraction, the numerator of which is one and the denominator of which is one MINUS the Series 1998-1 Ratio; and

               (c) the product of (i) the aggregate Principal Amount of Receivables in the Trust on such day, (ii) the Series 1998-1 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) DIVIDED BY the Aggregate Invested Amount on such day, (iii) the Servicing Reserve Ratio in effect on such day and (iv) the percentage equivalent of a fraction, the numerator of which is one and the denominator of which is one MINUS the Series 1998-1 Ratio;

and (y) on any date of determination during the Series 1998-1 Amortization Period, an amount equal to the Series 1998-1 Required Reserves on the last Business Day of the Series 1998-1 Revolving Period; PROVIDED, in each case, that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3A.5(b)(i) and Section 3A.5(c)(ii).

          "SERIES 1998-1 REVOLVING PERIOD" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and
(iii) the Commitment Termination Date.

          "SERIES 1998-1 SUBORDINATED INTEREST" shall have the meaning assigned in Section 2.2(b).

          "SERIES 1998-1 SUBORDINATED INTEREST AMOUNT" shall mean, for any date of determination, an amount equal to (i) the Series 1998-1 Allocated Receivables Amount MINUS (ii) the Series 1998-1 Adjusted Invested Amount.

          "SERIES 1998-1 SUBORDINATED INTEREST REDUCTION AMOUNT" shall have the meaning assigned in Section 2.7(b).

          "SERIES 1998-1 TARGET RECEIVABLES AMOUNT" shall mean, on any date of determination, the greater of (i) the sum of (A) the Series 1998-1 Adjusted Invested Amount on such day and (B) the Series 1998-1 Required Reserves for such day and (ii) $350,000.

          "SERIES 1998-1 TERMINATION DATE" shall mean the Distribution Date that occurs on October 2, 2002.

          "SERIES 1998-1 TRANSACTION DOCUMENTS" shall mean this Supplement, the Receivables Sale Agreements, the Agreement and the Servicing Agreement.

          "SERVICER" shall have the meaning specified in the introductory paragraph hereto.

          "SERVICER INDEMNIFIED PERSON" shall have the meaning assigned in
Section 2.10(b).

          "SERVICING RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 TIMES Days Sales Outstanding as of such earlier Settlement Report Date, DIVIDED BY (ii) 360.

          "STATUTORY RESERVE RATE" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Funding Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Purchaser under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.

          "SUPPLEMENT" shall have the meaning specified in the introductory paragraph hereto.

          "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Funding Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it.

          "TRANSACTION PARTIES" shall have the meaning assigned in Section
2.6(d).

          "TRANSFER ISSUANCE DATE" shall mean the date on which a Commitment Transfer Supplement becomes effective pursuant to the terms of such Commitment Transfer Supplement.

          "TRANSFEREE" shall have the meaning assigned in Section 11.11(f).

          "TRUST ACCOUNTS" shall have the meaning assigned in Section 3A.2(a).

          "TRUSTEE" shall have the meaning specified in the introductory paragraph hereto.

          "UCC CERTIFICATE" shall mean a certificate substantially in the form of Exhibit D to this Supplement.

          "UNACCRUED DISCOUNT" shall mean, on any APA Bank Purchase Date with respect to any Purchase Amount, the Discount that would have accrued on the Commercial Paper allocated, in whole or in part, by the Funding Agent to fund the purchase or maintenance of such Purchase Amount subsequent to such APA Bank Purchase Date to the maturity date thereof if the related reduction in the Initial Purchaser's Series 1998-1 Purchaser Invested Amount had not occurred.

          "UNALLOCATED BALANCE" shall mean, on any Business Day with respect to the APA Banks and the APA Banks' Series 1998-1 Purchaser Invested Amount, the sum of (A) the portion of the Series 1998-1 Invested Amount for which interest is then being calculated by reference to the Alternate Base Rate and (B) the portion of the Series 1998-1 Invested Amount allocated to any Eurodollar Tranche the Eurodollar Period in respect of which expires on such Business Day.

          "USI CHANGE IN CONTROL" shall have the meaning assigned to the term "Change of Control" in Section 1.01 of the Credit Agreement.

          "USCC" shall mean United Stationers Supply Co., an Illinois corporation.

          "UTILIZATION FEE" shall have the meaning assigned in Section 2.9(c).

          "UTILIZATION FEE RATE" shall have the meaning assigned in the Fee Letter.

          "VFC CERTIFICATE" shall mean a VFC Certificate, Series 1998-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

          "VFC CERTIFICATEHOLDERS" shall mean the Purchasers.

          "VFC CERTIFICATEHOLDERS' INTEREST" shall have the meaning assigned in
Section 2.2(a).

          (b) If any term or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, the context otherwise requires or such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1998-1 Interests and no other Series of Investor Certificates issued by the Trust. All capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Section 1.1 of the Agreement.

                                   ARTICLE II

                 DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                             OF THE VFC CERTIFICATES

          SECTION 2.1. DESIGNATION. The Certificates and interests created and authorized pursuant to the Agreement and this Supplement shall be divided into two Classes, which shall be designated respectively as (i) the "VFC Certificates, Series 1998-1" and (ii) an interest designated as the "Series 1998-1 Subordinated Interest."

          SECTION 2.2. THE SERIES 1998-1 INTERESTS. (a) The VFC Certificates shall represent fractional undivided interests in the Trust, including the right to receive (i) the Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) all other funds on deposit in the Series Collection Subaccounts and any subaccounts thereof (collectively, the "VFC CERTIFICATEHOLDERS' INTEREST").

          (b) The "SERIES 1998-1 SUBORDINATED INTEREST" shall be a fractional undivided interest in the Trust retained by the Company, consisting of the right to receive Collections with respect to the Receivables allocated to the VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the Purchasers. The Exchangeable Company Interest and any other Series of Investor Certificates outstanding shall represent the ownership interest in the remainder of the Trust not allocated pursuant hereto to the VFC Certificateholders' Interest or the Series 1998-1 Subordinated Interest.

          (c) The VFC Certificates shall be substantially in the form of Exhibit A and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.4 hereof and Section
5.2 of the Agreement.

          SECTION 2.3. PURCHASES OF INTERESTS IN THE VFC CERTIFICATES. (a) INITIAL PURCHASE. Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.4 and 2.5, (i) on and after the

Issuance Date, (A) the Initial Purchaser may, in its sole discretion, purchase a VFC Certificate in an amount equal to the Initial Series 1998-1 Invested Amount or (B) if the Initial Purchaser shall have notified the Funding Agent that it has elected not to purchase all or a portion of a VFC Certificate on the Issuance Date, each APA Bank hereby severally agrees to purchase on the Issuance Date a VFC Certificate in an amount equal to such APA Bank's Pro Rata Share of the Initial Series 1998-1 Invested Amount and (ii) thereafter, (A) if the Initial Purchaser shall have purchased a VFC Certificate on the Issuance Date, the Initial Purchaser may, in its sole discretion, maintain its VFC Certificate, subject to increase or decrease during the Series 1998-1 Revolving Period, in accordance with the provisions of this Supplement and (B) if the APA Banks shall have purchased VFC Certificates on the Issuance Date or, in any case, on or after the APA Bank Purchase Date, the APA Banks hereby severally agree to maintain their respective VFC Certificates, subject to increase or decrease during the Series 1998-1 Revolving Period, in accordance with the provisions of this Supplement. The Company hereby agrees to maintain ownership of the Series 1998-1 Subordinated Interest, subject to increase or decrease during the Series 1998-1 Revolving Period, in accordance with the provisions of this Supplement. Payments by the Initial Purchaser or the APA Banks, as the case may be, in respect of the VFC Certificates shall be made in immediately available funds on the applicable Business Day to the Funding Agent for payment to the Company.

          (b) SUBSEQUENT PURCHASES. Subject to the terms and conditions of this Supplement, each Acquiring APA Bank hereby severally agrees to maintain its VFC Certificate, subject to increase or decrease during the Series 1998-1 Revolving Period, in accordance with the provisions of this Supplement.

          (c) MAXIMUM SERIES 1998-1 PURCHASER INVESTED AMOUNT. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 1998-1 Purchaser Invested Amount (calculated without regard to clauses
(d) and (e) of the definition thereof) of any APA Bank exceed such APA Bank's Commitment at such time.

          SECTION 2.4. DELIVERY. On the Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to
Section 5.2 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate the VFC Certificates in such names and such denominations and deliver such VFC Certificates to the Funding Agent, on behalf of the Initial Purchaser, or the APA Banks, as the case may be, in accordance with such written directions. The VFC Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. The Trustee shall mark on its books the actual Series 1998-1 Invested Amount and Series 1998-1 Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Series 1998-1 Invested Amount and Series 1998-1 Subordinated Interest Amount from time to time.

          SECTION 2.5. PROCEDURE FOR INCREASING THE SERIES 1998-1 INVESTED AMOUNT. (a) Subject to Section 2.5(c), on any Business Day during the Commitment Period, the Initial Purchaser may agree, in its sole discretion, and each APA Bank hereby agrees that the Series 1998-1 Invested Amount may be increased by increasing such Purchaser's Series 1998-1 Purchaser Invested Amount (an "INCREASE"), upon the request of the Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 1998-1 Invested Amount occurs hereunder being herein referred to as the "INCREASE DATE" applicable to such Increase); PROVIDED, HOWEVER, that the Servicer or the Company, as the case may be, shall have given the Funding Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit E hereto, of such request no later than (i) 11:00 a.m., New York City time, two Business Days prior to the Increase Date in the case of any Increase to be priced by reference to the CP Rate or (ii) (x) if the Increase Amount is to be priced with reference to the Alternate Base Rate, on or prior to 12:00 noon, New York City time, on the Increase Date, or (y) if all or a portion of the Initial Series 1998-1 Invested Amount or Increase Amount is to be allocated to a Eurodollar Tranche, 1:00 p.m., New York City time, three Business Days prior to the Increase Date; PROVIDED, FURTHER, that the provisions of this Section shall not restrict the allocations of Collections pursuant to Article
III. Such notice shall state (x) the Increase Date, (y) the proposed amount of such Increase (the "INCREASE AMOUNT") and (z) what portions thereof will be allocated to Commercial Paper, a Eurodollar Tranche and a Floating Tranche.

          (b) If the Initial Purchaser elects not to fund any portion of a requested Increase, the Initial Purchaser shall notify the Funding Agent thereof and deliver a Sale Notice in accordance with Section 2.6 and each APA Bank shall purchase its Pro Rata Share of the Initial Purchaser's Series 1998-1 Purchaser Invested Amount in accordance with Section 2.6 and fund such Increase in an amount equal to its Pro Rata Share of such Increase; PROVIDED, HOWEVER that an APA Bank shall not be obligated to fund any portion of an Increase that would cause its Series 1998-1 Purchaser Invested Amount to exceed its unused Commitment.

          (c) On and after the Effective Date, the Purchasers shall not be required to increase their respective Series 1998-1 Purchaser Invested Amounts on any Increase Date hereunder unless:

               (i) the related aggregate initial purchase amount or Increase Amount is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof;

               (ii) after giving effect to the Increase Amount, (A) the Series 1998-1 Invested Amount would not exceed either the Maximum Invested Amount or the Maximum Commitment Amount on such Increase Date and (B) the Series 1998-1 Allocated Receivables Amount would not be less than the Series 1998-1 Target Receivables Amount on such Increase Date;

               (iii) no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing;

               (iv) in the case of a purchase by the Initial Purchaser, the Initial Purchaser shall have consented to such purchase in its sole discretion; and

               (v) all of the representations and warranties made by each of the Company, USFS, the Servicer and the Seller in each Transaction Document to which it is a party are true and correct in all material respects on and as of such Increase Date as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).

The Company's acceptance of funds in connection with each Increase occurring on any Increase Date shall constitute a representation and warranty by the Company to the Purchasers as of such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this Section 2.5(c) have been satisfied.

          (d) After receipt by the Funding Agent of the notice required by
Section 2.5(a) from the Servicer or the Company on behalf of the Trust, the Funding Agent shall, so long as the conditions set forth in Sections 2.5(a) and
(c) are satisfied, promptly provide telephonic notice to the Initial Purchaser and, to the extent the Initial Purchaser elects in its sole discretion not to fund a portion of the Increase, the

APA Banks, of the Increase Date and of the portion of the Increase Amount allocable to the Initial Purchaser and each such APA Bank (which shall equal each such APA Bank's Pro Rata Share of the Increase Amount), as applicable. If the Initial Purchaser elects to fund an Increase, the Initial Purchaser agrees to pay in immediately available funds the amount of such Increase on the related Increase Date to the Funding Agent for payment to the Trust for deposit in the Series 1998-1 Principal Collection Sub-subaccount. In the event the APA Banks shall purchase a portion of the Series 1998-1 Invested Amount, each APA Bank agrees to pay in immediately available funds such APA Bank's Pro Rata Share of each Increase on the related Increase Date to the Funding Agent for payment to the Trust for deposit in the Series 1998-1 Principal Collection Sub-subaccount.

          SECTION 2.6. SALES BY THE INITIAL PURCHASER OF ITS SERIES 1998-1 PURCHASER INVESTED AMOUNT TO THE APA BANKS. (a) On any date during the Commitment Period, the Initial Purchaser may, solely in its own discretion, and the Initial Purchaser shall, on the Scheduled Commitment Expiration Date or upon the occurrence of a PARCO Termination Event, in each case, by delivering a Sale Notice to the Funding Agent, the Company and the Trustee, sell to the APA Banks (in accordance with their respective Pro Rata Shares), and each APA Bank hereby agrees to purchase its Pro Rata Share of the Purchase Percentage of the PARCO Interest. The Purchase Amount set forth in the Sale Notice delivered by the Initial Purchaser on the Scheduled Commitment Expiration Date or upon the occurrence of a PARCO Termination Event shall equal 100% of the PARCO Interest. Any Sale Notice shall be delivered by the Initial Purchaser to the Funding Agent, the Company and the Trustee prior to 12:30 p.m., New York City time, on the related APA Bank Purchase Date and shall constitute an irrevocable offer by the Initial Purchaser to sell the Purchase Percentage of the PARCO Interest. Any Sale Notice shall be deemed to be a representation and warranty by the Initial Purchaser that no PARCO Insolvency Event shall have occurred and be continuing. Each APA Bank hereby agrees to purchase from the Initial Purchaser such APA Bank's Pro Rata Share of the PARCO Interest for a purchase price equal to such APA Bank's Pro Rata Share of the Purchase Price on the related APA Bank Purchase Date (which date, subject to Section 2.6(b), may be the same as the date of the Sale Notice). Notwithstanding anything to the contrary set forth in this Supplement, no APA Bank shall have any obligation to purchase all or any portion of the PARCO Interest if, on such APA Bank Purchase Date, any PARCO Insolvency Event shall have occurred and be continuing.

          (b) If, at or prior to 12:30 p.m. New York City time, on any Business Day, the Initial Purchaser delivers the Sale Notice to the Funding Agent specifying that the related APA Bank Purchase Date shall be the same date as the date of the Sale Notice, the Funding Agent shall, by no later than 1:00 p.m., New York City time, notify (by telecopy or by telephone call promptly confirmed in writing by telecopy) each APA Bank of the receipt and content of the Sale Notice. Each APA Bank shall purchase its Pro Rata Share of the Purchase Percentage of the PARCO Interest by depositing its Pro Rata Share of the Purchase Price in immediately available funds into the account(s) specified by the Initial Purchaser in the Sale Notice no later than 2:00 p.m., New York City time. If the Initial Purchaser delivers the Sale Notice to the Funding Agent after 12:30 p.m., New York City time, on any Business Day or the Initial Purchaser delivers the Sale Notice to the Funding Agent specifying that the related APA Bank Purchase Date shall be a date other than the date of the Sale Notice, the Funding Agent shall promptly advise (by telecopy or by telephone call promptly confirmed in writing by telecopy) each APA Bank of the receipt and content of the Sale Notice. Notwithstanding the fact that the APA Bank Purchase Date may occur on a date which is later than the date on which the Sale Notice is delivered to the Funding Agent, the several obligations of each APA Bank to make such purchase and to make payment of the amounts required to be paid by it pursuant to Section 2.6(a) shall arise immediately upon receipt by the Funding Agent of the Sale Notice. Upon payment of the Purchase Price as provided herein and delivery to the Trustee by the Funding Agent of the Initial Purchaser's VFC Certificate, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate, a new VFC Certificate in the name of each APA Bank and in a denomination equal to such APA Bank's Pro Rata Share as set forth in such written direction and shall deliver such VFC Certificate to each such APA Bank in accordance with such written direction.

          (c) If, by 2:00 p.m., New York City time, one or more APA Banks (each, a "DEFAULTING APA BANK," and each APA Bank other than the Defaulting APA Bank(s) being referred to as a "NON-DEFAULTING APA BANK") fails to make its Pro Rata Share of the Purchase Price available to the Funding Agent pursuant to Section 2.6(b) (the aggregate amount not so made available to the Funding Agent being herein called the "PURCHASE PRICE DEFICIT"), then the Funding Agent shall, by no later than 2:30 p.m., New York City time, instruct each Non-Defaulting APA Bank to pay, by no later than 3:00 p.m., New York City time, in immediately available funds, to the account designated by the Funding Agent, an amount equal to the lesser of (x) such Non-Defaulting APA Bank's proportionate share (based upon the relative Commitments of the Non-Defaulting APA Banks) of the Purchase Price Deficit and (y) its unused Commitment. A Defaulting APA Bank shall forthwith, upon demand, pay to the Funding Agent for the ratable benefit of the Non-Defaulting

APA Banks all amounts paid by each Non-Defaulting APA Bank on behalf of such Defaulting APA Bank, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting APA Bank until the date such Non-Defaulting APA Bank has been paid such amounts in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%. In addition, without prejudice to any other rights that the Initial Purchaser may have under applicable law, each Defaulting APA Bank shall pay to the Initial Purchaser forthwith upon demand, the difference between the Defaulting APA Bank's unpaid Pro Rata Share of the Purchase Price and the amount paid with respect thereto by the Non-Defaulting APA Banks, together with interest thereon, for each day from the date of the Funding Agent's request for such Defaulting APA Bank's Pro Rata Share of the Purchase Price pursuant to Section 2.6(b) until the date the requisite amount is paid to the Initial Purchaser in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%.

          (d) The transfer of the Initial Purchaser's VFC Certificate pursuant to this Section 2.6 shall be without recourse or warranty, express or implied, except that such VFC Certificate is free and clear of adverse claims created by or arising as a result of claims against the Initial Purchaser. By executing and delivering a Sale Notice pursuant to Section 2.6(a), (i) the Initial Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the VFC Certificate or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the VFC Certificate, or any other agreement, instrument or other document furnished pursuant thereto or in connection therewith, including without limitation any Transaction Document, and
(ii) the Initial Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Trust, the Trustee, the Seller, USFS, the Servicer or any Obligor (collectively, the "TRANSACTION PARTIES") or the Funding Agent, or the performance or observance by the Transaction Parties of any of their respective obligations under the VFC Certificate or the Transaction Documents.

          (e) If the Adjusted Liquidity Price or the Early Amortization Date Balance, as applicable, on the APA Bank Purchase Date is less than the Series 1998-1 Invested Amount on the APA Bank Purchase Date (the amount of such insufficiency, the "PARCO RESIDUAL AMOUNT"), each APA Bank agrees that (i) on each Distribution Date after the APA Bank Purchase Date on which interest is distributed to VFC Certificateholders pursuant to subsection 3A.6(a), the Funding Agent shall distribute to the Initial Purchaser its Reduction Percentage of such interest payments and (ii) on each Distribution Date after the APA Bank Purchase

Date on which amounts in reduction of the Series 1998-1 Invested Amount are distributed to VFC Certificateholders pursuant to Section 2.7 or subsection 3A.6(c), the Funding Agent shall distribute to the Initial Purchaser its Reduction Percentage of such amounts only after the Series 1998-1 Invested Amount has been paid in full.

          SECTION 2.7. PROCEDURE FOR DECREASING THE SERIES 1998-1 INVESTED AMOUNT; OPTIONAL TERMINATION. (a) On any Business Day during the Series 1998-1 Revolving Period or the Series 1998-1 Amortization Period (except for Distribution Dates during the Series 1998-1 Amortization Period (which shall be governed by Section 3A.6(c)), upon the written request of the Servicer or the Company on behalf of the Trust to the Trustee, the Series 1998-1 Invested Amount may be reduced (a "DECREASE") by the distribution by the Trustee to the Funding Agent for the PRO RATA benefit of the Purchasers in accordance with their respective Series 1998-1 Purchaser Invested Amount of funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such day in an amount not to exceed the amount of such funds on deposit on such day; PROVIDED that the Servicer shall have given the Funding Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), prior to 1:00 p.m., New York City time, (i) on the second Business Day prior to such Decrease, in the case of any Decrease occurring prior to an APA Bank Purchase Date and (ii) (A) if the Decrease relates solely to a Floating Tranche, on the Business Day of such Decrease or (B) if all or any portion of the Decrease relates to a Eurodollar Tranche, on the Business Day that is three Business Days prior to such Decrease, in the case of any Decrease occurring prior to an APA Bank Purchase Date, and which notice shall state the amount of such Decrease; PROVIDED, FURTHER, that (x) such Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof and (y) prior to an APA Bank Purchase Date, such Decrease shall be in an amount no greater than the Unallocated Balance on such day.

          (b) Simultaneously with any such Decrease during the Series 1998-1 Revolving Period, the Series 1998-1 Subordinated Interest Amount shall be reduced by an amount (the "SERIES 1998-1 SUBORDINATED INTEREST REDUCTION AMOUNT") such that the Series 1998-1 Subordinated Interest Amount shall equal the Series 1998-1 Required Reserves after giving effect to such Decrease. During the Series 1998-1 Revolving Period, after the distribution described in Section
(a) above has been made, and the Series 1998-1 Subordinated Interest Amount shall have been reduced by the Series 1998-1 Subordinated Interest Reduction Amount, a distribution shall be made to the owner of the Series 1998-1 Subordinated Interest out of remaining funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount in an amount equal to the lesser of (x) the Series 1998-1 Subordinated Interest

Reduction Amount and (y) the amount of such remaining funds on deposit in the Series 1998-1 Principal Collection Sub-subaccount.

          (c) On or after any APA Bank Purchase Date, any reduction in the Series 1998-1 Invested Amount on any Business Day shall be allocated first to reduce the Unallocated Balance and then to reduce the portion of the Series 1998-1 Invested Amount allocated to Eurodollar Tranches in such order as the Company may select in order to minimize costs payable pursuant to Section 7.4.

          (d) (i) On any Business Day unless the Scheduled Revolving Termination Date, an Early Amortization Event or a Potential Early Amortization Event shall have occurred and be continuing, the Company shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Trustee, the Servicer and the Rating Agencies in which the Company declares that the Series 1998-1 Revolving Period shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall be the last day of a Settlement Period which is not less than 10 days from the date on which such notice is delivered).

               (ii) From and after the Optional Termination Date, the Series 1998-1 Amortization Period shall commence for all purposes under this Agreement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Purchasers.

          SECTION 2.8. REDUCTIONS OF THE COMMITMENTS. (a) On any Business Day during the Series 1998-1 Revolving Period, the Company, on behalf of the Trust, may, upon three Business Days prior written notice to the Funding Agent (effective upon receipt) (with copies to the Servicer and the Trustee) reduce or terminate the Commitments (a "COMMITMENT REDUCTION") in a minimum aggregate amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 1998-1 Invested Amount on such date, the Series 1998-1 Invested Amount would exceed the Maximum Invested Amount then in effect. Each APA Bank's Commitment shall be reduced by such APA Bank's Pro Rata Share of the amount of such Commitment Reduction.

          (b) If an Early Amortization Period has commenced, the Aggregate Commitment Amount shall be reduced to 102% of the Maximum Invested Amount, and the Maximum Invested Amount shall be reduced to the Series 1998-1

Invested Amount. Each APA Bank's commitment shall be reduced by such APA Bank's Pro Rata Share of the amount of such reduction.

          (c) Once reduced, the Commitments may not be subsequently reinstated. Upon effectiveness of any such reduction, the Funding Agent shall prepare a revised Schedule 1 to reflect the reduced Commitment of each APA Bank and
Schedule 1 of this Supplement shall be deemed to be automatically superseded by such revised Schedule 1. The Funding Agent shall distribute such revised
Schedule 1 to the Company, the Servicer, the Trustee and each APA Bank.

          SECTION 2.9. INTEREST, FEES. (a) Interest shall be payable on the VFC Certificates on each Distribution Date pursuant to Section 3A.6(a).

          (b) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall distribute pursuant to Section 3A.6(b), from amounts on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount, to the Funding Agent, for the PRO RATA account of the APA Banks in accordance with their respective Pro Rata Shares, on each Distribution Date, a commitment fee with respect to each Accrual Period ending on such date (the "COMMITMENT FEE") (i) during the Series 1998-1 Revolving Period at the Commitment Fee Rate of the average daily excess of the Aggregate Commitment Amount OVER the average aggregate Series 1998-1 Purchaser Invested Amounts of the APA Banks during such Accrual Period and (ii) during the Series 1998-1 Amortization Period at the Commitment Fee Rate of the average daily Series 1998-1 Invested Amount during such Accrual Period. The Commitment Fee shall be payable (i) monthly in arrears on each Distribution Date and (ii) on the Commitment Termination Date. To the extent that funds on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Commitment Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Funding Agent the amount of any such deficiency.

          (c) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall distribute pursuant to Section 3A.6(b), from amounts on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount, to the Funding Agent, for the account of the Initial Purchaser, on each Distribution Date with respect to which the Initial Purchaser held a portion of the Series 1998-1 Invested Amount during the Accrual Period ending on such date, a utilization fee (the "UTILIZATION FEE") with respect to such Accrual Period at the Utilization Fee Rate of the average Series 1998-1 Invested Amount during such period. The Utilization Fee shall be payable monthly in arrears on each Distribution

Date. To the extent that funds on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Utilization Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Funding Agent the amount of any such deficiency.

          (d) Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 360- (or 365-/366-, in the case of interest on the Floating Tranche based on the Prime Rate) day year with respect to Commitment Fees, Utilization Fees and interest rates. Each determination of the Adjusted LIBO Rate by the Funding Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

          SECTION 2.10. INDEMNIFICATION BY THE COMPANY AND THE SERVICER. (a) The Company agrees to indemnify and hold harmless the Trustee, the Funding Agent, each APA Bank, each Purchaser and each of their respective officers, directors, agents and employees (each, a "COMPANY INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by (a "CLAIM") such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement or the other Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by the Company (or any of its officers) in any Pooling and Servicing Agreement or other Transaction Document or (iii) a failure by the Company to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers, (B) resulted solely from a default by an Obligor with respect to any Receivable or (C) include any income or franchise taxes imposed on (or measured by) any Company indemnified person's net income; PROVIDED that any payments made by the Company pursuant to this Section shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts (other than amounts payable to the Company) pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds needed to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

          (b) The Servicer agrees to indemnify and hold harmless the Trustee, the Funding Agent, each APA Bank, each Purchaser and each of their respective officers, directors, agents and employees (each, a "SERVICER INDEMNIFIED PERSON") from and against any Claim by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Servicer pursuant to any Pooling and Servicing Agreement or the other Transaction Documents to which it is a party, (ii) a material breach of any representation or warranty made or deemed made by the Servicer (or any of its officers) in any Pooling and Servicing Agreement or other Transaction Document or (iii) a failure by the Servicer to comply in any material respect with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Servicer indemnified person or its officers, directors, agents, principals, employees or employers, (B) resulted solely from a default by an Obligor with respect to any Receivable or (C) include any income or franchise taxes imposed on (or measured by) any Servicer indemnified person's net income.

                                   ARTICLE III

                          ARTICLE III OF THE AGREEMENT

          Section 3.1 of the Agreement and each other section of Article III of the Agreement relating to another Series shall read in their entirety herein as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety herein as follows and shall be exclusively applicable to the Series 1998-1 Interests:

          SECTION 3A.2. ESTABLISHMENT OF TRUST ACCOUNTS. (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Purchasers and (ii) in the case of clauses
(A) and (B) below, for the benefit, subject to the prior and senior interest of the

Purchasers, of the owner of the Series 1998-1 Subordinated Interest, (A) a subaccount of the Collection Account (the "SERIES 1998-1 COLLECTION SUBACCOUNT"), which subaccount is the Series Collection Subaccount with respect to Series 1998-1; (B) two subaccounts of the Series 1998-1 Collection
Subaccount: (1) the Series 1998-1 Principal Collection Sub-subaccount and (2) the Series 1998-1 Non-Principal Collection Sub-subaccount (respectively, the "SERIES 1998-1 PRINCIPAL COLLECTION SUB-SUBACCOUNT" and the "SERIES 1998-1 NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT") and (C) a subaccount of the Series 1998-1 Non-Principal Collection Sub-subaccount (the "SERIES 1998-1 ACCRUED INTEREST SUB-SUBACCOUNT"; all accounts established pursuant to this Section 3A.2(a), collectively, the "TRUST ACCOUNTS"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses
(i) and (ii) above. The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above.

          (b) All Eligible Investments in the Trust Accounts shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee or its nominee (including the Securities Intermediary) for the exclusive benefit of the Purchasers and, subject to the prior interest of the Purchasers, the owner of the Series 1998-1 Subordinated Interest; PROVIDED, HOWEVER, that funds on deposit in a Trust Account which is a sub-subaccount of a Collection Account may, at the direction of the Servicer, be invested together with funds held in other sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to Section 3A.3(b), amounts on deposit and available for investment in the Series 1998-1 Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1998-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1998-1 Amortization Period, on or prior to the Business Day immediately preceding the next Distribution Date. Amounts on deposit and available for investment in the Series 1998-1 Non-Principal Collection Sub-subaccount and the Series 1998-1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Distribution Date. As of the Business Day immediately preceding such next Distribution Date,

(x) all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1998-1 Accrued Interest Sub-subaccount shall be deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount and (y) all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1998-1 Principal Collection Sub-subaccount shall be deposited in the Series 1998-1 Non-Principal Collection Sub-subaccount. If the Servicer fails to give the Trustee investment instructions with respect to amounts on deposit in any Series 1998-1 Collection Subaccount or any subaccount thereof, such amounts shall remain uninvested.

          (c) Any securities intermediary maintaining a securities account for the Trustee for the benefit of the Purchasers, and The Chase Manhattan Bank as initial Securities Intermediary, hereby represents that it is as of the date hereof and shall be for so long as it is the Securities Intermediary hereunder a bank or broker-dealer that (i) in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and (ii) maintains a Participant's Securities Account (as defined in the United States Regulations) with a Federal Reserve Bank. The Securities Intermediary shall agree (and The Chase Manhattan Bank as initial Securities Intermediary hereby agrees) with the parties hereto that (x) the Collection Account (including any sub-accounts thereof) is a securities account to which financial assets may be credited, (y) the Trustee shall be entitled to exercise rights that comprise such financial assets and to exercise the ordinary rights of an entitlement holder, (z) the "securities intermediary's jurisdiction" as defined in the UCC of the Securities Intermediary with respect to the Eligible Investments credited to the Collection Account (including any sub-accounts thereof) shall be the State of New York. The Securities Intermediary shall represent and covenant (and The Chase Manhattan Bank hereby represents and covenants) that it is not and will not be (as long as it is the Securities Intermediary hereunder) a party to any agreement that is inconsistent with the provisions of this Agreement. The Securities Intermediary shall covenant (and The Chase Manhattan Bank hereby covenants) that it will not take any action inconsistent with the provisions of this Agreement applicable to it. It is the intent of the Trustee, the Servicer and the Company that the Collection Account (including any sub-accounts thereof) shall be a securities account of the Trustee and not an account of the Company or the Servicer. If despite such intent, the Collection Account (including any sub-accounts thereof) is determined to be an account of the Company or the Servicer, then the Securities Intermediary agrees to comply with entitlement orders originated by the Trustee without further consent by the Company or the Servicer.

          SECTION 3A.3. ALLOCATIONS. In accordance with the written direction of the Servicer, upon which the Trustee may conclusively rely:

          (a) The portion of the Aggregate Daily Collections allocated to the Series 1998-1 Interests pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee as follows:

               (i) on each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during the Series 1998-1 Revolving Period, such greater amount as the Company may request in writing) shall be transferred from the Series 1998-1 Collection Subaccount to the Series 1998-1 Non-Principal Collection Sub-subaccount; and

               (ii) following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 1998-1 Collection Subaccount shall be transferred by the Trustee to the Series 1998-1 Principal Collection Sub-subaccount.

          (b) (i) On each Business Day that is not a Distribution Date during the Series 1998-1 Revolving Period, after giving effect to (x) all allocations of Aggregate Daily Collections and (y) any deposit resulting from an Increase, if any, pursuant to Section 2.5(c) on such Business Day, amounts on deposit in the Series 19981 Principal Collection Sub-subaccount shall be distributed by the Trustee to such accounts or such persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing); PROVIDED that such distribution shall be made only if no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing and only to the extent that, if after giving effect to such distribution, the Series 1998-1 Target Receivables Amount would not exceed the Series 1998-1 Allocated Receivables Amount; PROVIDED FURTHER that if the Company or the Servicer, on behalf of the Company, shall have given the Funding Agent irrevocable written notice (effective upon receipt) (A) at least two Business Days prior to such day, in the case of any notice given to the Initial Purchaser, (B) on such day, in the case of any notice given to the APA Banks with respect to the Floating Tranche, or (C) at least three Business Days prior to such day, in the case of any notice given to the APA Banks with respect to a Eurodollar Tranche, the Company or the Servicer may instruct the Trustee in writing (specifying the related amount) to withdraw all or a portion of such amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount and apply such withdrawn amounts toward the reduction of the Series 1998-1 Invested Amount and the Series 1998-1 Subordinated Interest Amount in accordance with Section 2.6.

               (ii) On each Business Day during the Series 1998-1 Amortization Period (including Distribution Dates), funds deposited in the Series 1998-1 Principal Collection Sub-subaccount shall be invested in Eligible Investments, at the written direction of the Servicer pursuant to Section 3A.2(b), that mature on or prior to the Business Day immediately preceding the next Distribution Date and shall be distributed on such Distribution Date in accordance with Section 3A.6(c). Except as set forth in Section 3A.6(c), no amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company or the owner of the Series 1998-1 Subordinated Interest during the Series 1998-1 Amortization Period.

          (c) On each Business Day, an amount equal to the Daily Interest Deposit for such day shall be transferred by the Trustee from the Series 1998-1 Non-Principal Collection Sub-subaccount to the Series 1998-1 Accrued Interest Sub-subaccount.

          (d) The allocations to be made pursuant to this Section 3A.3 are subject to the provisions of Sections 2.5, 2.6, 7.2, 9.1 and 9.4 of the Agreement.

          SECTION 3A.4. DETERMINATION OF INTEREST. (a) (i) The amount of interest distributable with respect to the VFC Certificates ("SERIES 1998-1 MONTHLY INTEREST") on each Distribution Date shall be the amount of Daily Interest Expense accrued during the Accrual Period ending on such Distribution Date as calculated by the Servicer.

               (ii) If a change in the CP Rate, the weighted average Adjusted LIBO Rate or the Alternate Base Rate on or after any Settlement Report Date results in a change in Series 1998-1 Monthly Interest for the Accrual Period ending on the Distribution Date immediately succeeding such Settlement Report Date, the Servicer shall amend the Monthly Settlement Statement to reflect the adjustment in the Series 1998-1 Monthly Interest for such Accrual Period caused by such change and any consequent adjustments and the Servicer shall also provide written notification to the Trustee of any such change. Any amendment to the Monthly Settlement Statement pursuant to this Section 3A.4(a)(ii) shall be completed by 1:00 p.m. on the day preceding the next Distribution Date.

          (b) On each Distribution Date, the Servicer shall determine the excess, if any (the "INTEREST SHORTFALL"), of (i) the Series 1998-1 Monthly Interest for the Accrual Period ending on such Distribution Date OVER (ii) the amount which will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("ADDITIONAL INTEREST") equal to the product of (A) the number of days until such Interest Shortfall shall be repaid DIVIDED BY 365 (or 366, as the case may be), (B) the Alternate Base Rate PLUS 2.0% and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Purchasers) shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which such Interest Shortfall is paid to the VFC Certificateholders.

          (c) On any Business Day, the Company may, subject to Section 3A.4(e), elect to allocate all or any portion of the Available Pricing Amount (i) to Commercial Paper commencing on such Business Day by giving the Funding Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agent prior to 1:00 p.m., New York City time, two Business Days prior to such Business Day (PROVIDED that the selection of CP Tranches in respect of which shall be at the sole discretion of the Funding Agent) or (ii) to one or more Eurodollar Tranches with Eurodollar Periods commencing on such Business Day by giving the Funding Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agent prior to 1:00 p.m., New York City time, three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the Available Pricing Amount that shall be allocable to Commercial Paper, if any and (iii) the Eurodollar Period and the Available Pricing Amount for each Eurodollar Tranche to which a portion of the Available Pricing Amount is to be allocated, if any. With respect to any Eurodollar Tranche or portion of the Series 1998-1 Invested Amount held by the APA Banks at the Alternate Base Rate, the Funding Agent shall notify each APA Bank of the contents of each such notice promptly upon receipt thereof.

          (d) Any reduction in the Series 1998-1 Invested Amount on any Business Day shall be allocated in the following order of priority:

          FIRST, to reduce the Unallocated Balance, as appropriate; and

          SECOND, to reduce the portion of the Series 1998-1 Invested Amount allocated to Eurodollar Tranches in such order as the Company may select in order to minimize costs payable pursuant to Section 7.4.

          (e) Notwithstanding anything to the contrary contained in this Section 3A.4, (i) if the Initial Purchaser has a Series 1998-1 Purchaser Invested Amount, the Initial Purchaser shall approve the portion of the Series 1998-1 Invested Amount allocated to Commercial Paper and (ii) if the APA Banks have a Series 1998-1 Purchaser Invested Amount, (A) the portion of the Series 1998-1 Invested Amount allocable to each Eurodollar Tranche must be in an amount equal to $500,000 or an integral multiple of $500,000 in excess thereof, (B) no more than five Eurodollar Tranches shall be outstanding at any one time, (C) after the occurrence and during the continuance of any Early Amortization Event or Potential Early Amortization Event, the Company may not elect to allocate any portion of the Available Pricing Amount to a Eurodollar Tranche and (D) after the end of the Series 1998-1 Revolving Period, the Company may not select any Eurodollar Period that does not end on or prior to the next succeeding Distribution Date.

          SECTION 3A.5. DETERMINATION OF SERIES 1998-1 MONTHLY PRINCIPAL. (a) PAYMENTS OF SERIES 1998-1 PRINCIPAL. The amount (the "SERIES 1998-1 MONTHLY PRINCIPAL PAYMENT") distributable from the Series 1998-1 Principal Collection Sub-subaccount on each Distribution Date during the Series 1998-1 Amortization Period, as determined by the Servicer, shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; PROVIDED, HOWEVER, that the Series 1998-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 1998-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs
(b) and (c) below. Further, on any other Business Day during the Series 1998-1 Amortization Period, funds may be distributed from the Series 1998-1 Principal Collection Sub-subaccount to the Purchasers in accordance with Section 2.7 of this Supplement.

          (b) REDUCTIONS TO SERIES 1998-1 PRINCIPAL. If, on any Special Allocation Settlement Report Date, the Series 1998-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer, upon which the Trustee may conclusively rely) make the following allocations of such amounts in the following order of priority:

               (i) the Series 1998-1 Required Reserves shall be reduced (but not below zero) by an amount equal to the Series 1998-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

               (ii) then, to the extent that the Series 1998-1 Allocable Charged-Off Amount is greater than zero following the application in clause
     (i) above, the Series 1998-1 Invested Amount shall be reduced (but not below zero) by such remaining Series 1998-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

          (c) INCREASES TO SERIES 1998-1 PRINCIPAL. If, on any Special Allocation Settlement Report Date, the Series 1998-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer upon which the Trustee may conclusively rely) make the following allocations (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

               (i) the Series 1998-1 Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 1998-1 Invested Amount pursuant to Section 3A.5(b)(ii)) by the amount of the Series 1998-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

               (ii) then, to the extent that the Series 1998-1 Allocable Recoveries Amount is greater than zero following the applications in clause
     (i) above, the Series 1998-1 Required Reserves shall be increased (but only to the extent of any previous reductions of the Series 1998-1 Required Reserves pursuant to Section 3A.5(b)(i)) by such remaining Series 1998-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

          SECTION 3A.6. APPLICATIONS. (a) The Trustee (acting at the written direction of the Servicer upon which the Trustee may conclusively rely) shall on each Distribution Date distribute to the Purchasers, from amounts on deposit in the Series 1998-1 Accrued Interest Sub-subaccount, an amount equal to the Series 1998-1 Monthly Interest payable on such Distribution Date (such amount, the "MONTHLY INTEREST PAYMENT"), PLUS the amount of any Monthly Interest Payment previously due but not distributed to the Purchasers on a prior Distribution Date, PLUS the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Purchasers on a prior Distribution Date.

          (b) On each Distribution Date, the Trustee shall apply funds on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

               (i) an amount equal to the Commitment Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Funding Agent, for the PRO RATA account of the APA Banks, in accordance with their respective Pro Rata Shares;

               (ii) an aggregate amount equal to the Utilization Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Funding Agent, for the account of the Initial Purchaser;

               (iii) an amount equal to any amounts owing to the Trustee pursuant to Section 8.5 of the Agreement, shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to itself;

               (iv) an amount equal to the Series 1998-1 Periodic Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Servicer or, if USFS or any Affiliate thereof is not the Servicer, an amount equal to the Series 1998-1 Periodic Servicing Fee shall be paid to the Person acting as Successor Servicer (less, in each case, any amounts payable to the Trustee pursuant to Section 8.5 of the Agreement, which shall be paid to the Trustee); and

               (v) an amount equal to any unpaid Program Costs due and payable shall be withdrawn from the Series 1998-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amounts on deposit in the Series 1998-1 Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) through (v) above shall be paid to the owner of the Series 1998-1 Subordinated Interest; PROVIDED, HOWEVER, that during the Series 1998-1 Amortization Period, such remaining amounts shall be deposited in the Series

1998-1 Principal Collection Sub-subaccount for distribution in accordance with
Section 3A.6(c).

          (c) During the Series 1998-1 Amortization Period, the Trustee shall apply, on each Distribution Date, amounts on deposit in the Series 1998-1 Principal Collection Sub-subaccount in the following order of priority:

               (i) an amount equal to the Series 1998-1 Monthly Principal Payment for such Distribution Date shall be distributed from the Series 1998-1 Principal Collection Sub-subaccount to the Purchasers;

               (ii) if, following the repayment in full of the Series 1998-1 Invested Amount, any amounts are owed to the Trustee, the Purchasers or any other Person hereunder, such amounts shall be transferred from the Series 1998-1 Principal Collection Sub-subaccount and paid to the Trustee, the Purchasers or such other Person; and

               (iii) following the repayment in full of the Series 1998-1 Invested Amount and of all of the amounts set forth in clause (ii), the remaining amount on deposit in the Series 1998-1 Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the owner of the Series 1998-1 Subordinated Interest.


                                   ARTICLE IV

                            DISTRIBUTIONS AND REPORTS

          Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety herein as follows and the following shall be exclusively applicable to the VFC Certificates:

          SECTION 4A.1. DISTRIBUTIONS. (a) on each Distribution Date, the Trustee shall distribute to each Purchaser its applicable PRO RATA share (based on each such Purchaser's Series 1998-1 Invested Amount) of the amount to be distributed to the Purchasers pursuant to Article III.

          (b) All allocations and distributions hereunder shall be in accordance with the Monthly Settlement Statement, upon which the Trustee may conclusively rely, and shall be made in accordance with the provisions of Section 11.4 hereof and subject to Section 3.1(h) of the Agreement.

          SECTION 4A.2. Reserved.

          SECTION 4A.3. STATEMENTS AND NOTICES. (a) MONTHLY SETTLEMENT STATEMENTS. On each Settlement Report Date, the Servicer shall deliver to the Trustee and the Funding Agent (commencing with the Settlement Report Date occurring on April 15, 1998) a Monthly Settlement Statement in the Form of Exhibit F setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio, the Minimum Ratio, the Carrying Cost Reserve Ratio, the Servicing Reserve Ratio and the components of the calculation thereof, the Series 1998-1 Monthly Interest, the Additional Interest, the Series 1998-1 Periodic Servicing Fee, the Commitment Fee and the Series 1998-1 Monthly Principal Payment, each as recalculated for the period until the next succeeding Settlement Report Date. The Funding Agent shall forward a copy of each Monthly Settlement Statement to any Purchaser upon request by such Purchaser. The Trustee shall have no obligation whatsoever to verify the accuracy of any information contained within the Monthly Settlement Statement, including any calculations contained therein. A copy of any such items may be obtained by any holder of a Certificate upon a written request delivered to the Trustee at the Corporate Trust Office.

          Where the Servicer is required to provide written instructions to the Trustee in respect of the distributions and allocations to be made on a Distribution Date, the delivery by the Servicer to the Trustee of the Monthly Settlement Statement with all such instructions contained therein on the Settlement Report Date shall satisfy the Servicer's obligation to provide written instructions.

          (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2001, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Purchaser, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Company deems necessary or desirable to enable the Purchasers to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been prepared by the

Servicer and provided to the Trustee or the Funding Agent and to the Purchasers, in each case pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (c) EARLY AMORTIZATION EVENT/DISTRIBUTION OF PRINCIPAL NOTICES. Upon the occurrence of an Early Amortization Event with respect to Series 1998-1, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Funding Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1998-1, the Trustee shall give notice to the Funding Agent, who in turn shall give notice to each Purchaser. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 1998-1 Amortization Period, the Servicer shall direct the Funding Agent to send notice to each Purchaser, which notice shall set forth the amount of principal to be distributed on the related date to the Purchasers with respect to the outstanding VFC Certificates.

                                    ARTICLE V

                      ADDITIONAL EARLY AMORTIZATION EVENTS

          SECTION 5.1. ADDITIONAL EARLY AMORTIZATION EVENTS. If any one of the events specified in Section 7.1 of the Agreement (after the expiration of any grace periods or consents applicable thereto) or any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur during the Series 1998-1 Revolving Period with respect to the Series 1998-1 Interests:

          (a) (i) failure on the part of the Servicer to direct any payment or deposit to be made or failure of any payment or deposit to be made in respect of interest owing on any VFC Certificates or the Commitment Fee within two Business Days of the date such interest or Commitment Fee is due or (ii) failure on the part of the Servicer to direct any payment or deposit to be made or of the Company to make any payment or deposit in respect of any other amounts owing by the Company under any Pooling and Servicing Agreement within five Business Days of the date such other amount is due or such deposit is required to be made;

          (b) (i) failure on the part of the Company to duly observe or perform in any material respect any of the covenants or agreements of the Company set forth in Section 2.7 and 2.8 of the Agreement or (ii) failure on the part of the

Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in any Pooling and Servicing Agreement, which failure continues unremedied until 30 days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Funding Agent or Purchasers representing 25% or more of the Series 1998-1 Invested Amount;

          (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Purchasers
(i) proves to have been incorrect in any material respect when made or when deemed made and (ii) continues to be materially incorrect until 30 days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which notice of such failure, requiring the same to be remedied, has been given by the Trustee to the Company or by Purchasers representing 25% or more of the Series 1998-1 Invested Amount to the Company and the Trustee; PROVIDED, HOWEVER, that an Early Amortization Event with respect to the Series 1998-1 Interests shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase the related Receivables and the Company has repurchased the related Receivable or all such Receivables, if applicable, in accordance with the provisions of the Pooling and Servicing Agreements within ten Business Days of the day on which the Company was obligated to do so;

          (d) a Servicer Default with respect to the Servicer shall have occurred and be continuing or the Servicer shall have resigned;

          (e) a Purchase Termination Event (as defined in any Receivables Sale Agreement) shall have occurred and be continuing under such Receivables Sale Agreement;

          (f) a USI Change in Control shall have occurred, or any Seller or the Servicer shall cease to be a directly or indirectly wholly-owned, Subsidiary of United Stationers Inc.;

          (g) USFS, USI or any one of USI's wholly-owned direct or indirect subsidiaries shall cease to own 100% of the ordinary shares of the Company; PROVIDED, that 30% of the voting rights with respect to such shares shall be held by the independent director as nominee.

          (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreements shall cease, for any reason, to be in full force and effect, or the Company, the Seller or the Servicer or any Affiliate of any thereof shall so assert in writing;

          (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or security interest in the Trust Assets, as a whole (subject to no other Liens other than Permitted Liens), or any of USSC, USFS, the Company or any Affiliate of any one thereof shall so assert in writing;

          (j) there shall have been filed against USSC, USFS, the Company or the Trust (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a Material Adverse Effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

          (k) an Event of Default under the Credit Agreement shall have occurred and the lender parties thereto shall have caused the indebtedness thereunder to come due prior to its stated maturity;

          (l) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or the Servicer or any properties, revenues or rights of either thereof which could reasonably be expected to have a Material Adverse Effect with respect to such Person;

          (m)(i) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Required APA Banks) shall be rendered against the Company (A) in an aggregate amount greater than $50,000 or (B) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect or (ii) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Funding Agent) shall be rendered against the Servicer, any Seller or any combination thereof
(A) in an
aggregate amount greater than $7,500,000 or (B) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect and, in either case, the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company, the Servicer or any Seller to enforce any such judgment;

          (n) as at the end of any Settlement Period, the average
Loss-to-Liquidation Ratio for the two preceding Settlement Periods (including such Settlement Period then ended) shall exceed 1.0%;

          (o) as at the end of any Settlement Period, the average Default Ratio for the two preceding Settlement Periods (including such Settlement Period then ended) shall exceed 2.75%;

          (p) as at the end of any Settlement Period, the average Dilution Ratio for the two preceding Settlement Periods (including such Settlement Period then ended) shall exceed 4.25%;

          (q) for any Settlement Period, Days Sales Outstanding shall be more than 40 days; or

          (r) the Series 1998-1 Allocated Receivables Amount shall be less than the Series 1998-1 Target Receivables Amount for a period of two consecutive Business Days.

then, in the case of (x) any event described in Section 7.1 of the Agreement, after the applicable grace period (if any) set forth in such Section, and paragraphs (i) and (j) above automatically without any notice or action on the part of the Trustee or Purchasers, an early amortization period shall immediately commence or (y) any other event described above, after the expiration of the applicable grace period (if any) set forth in such Sections, the Funding Agent may, and at the written direction of the Required APA Banks shall, by written notice then given to the Company and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1998-1 (any such period under clause (x) or (y) above, an "EARLY AMORTIZATION PERIOD"); PROVIDED that in the case of any waiver of the Early Amortization Event specified in Section 5.1(r), the Funding Agent shall provide prompt written notice of such waiver to the Rating Agencies.

          Notwithstanding the foregoing, a delay or failure in performance referred to in clause (a) above for a period of five Business Days after the expiration of the applicable grace period, or in clause (b) above for a period of 30 Business Days after the expiration of the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by a Force Majeure Delay. The Company will nevertheless be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of any such delay or failure.

                                   ARTICLE VI

                                  SERVICING FEE

          SECTION 6.1. SERVICING COMPENSATION. A periodic servicing fee (the "SERIES 1998-1 PERIODIC SERVICING FEE") shall be payable to the Servicer on each Distribution Date for the preceding Settlement Period in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the daily average Aggregate Commitment Amount for such Settlement Period and the denominator of which is the sum of (i) the Aggregate Invested Amounts (other than the Series 1998-1 Invested Amount and the Invested Amount in respect of any variable funding certificate of any other Outstanding Series) on the first day of such Settlement Period and (ii) the Aggregate Commitment Amount on the first day of such Settlement Period plus the aggregate Commitment amount for any variable funding certificate of any other Outstanding Series; PROVIDED, HOWEVER, that if an Early Amortization Event has occurred and is continuing and USFS or any Affiliate thereof is Servicer, payment of the Series 1998-1 Periodic Servicing Fee shall be deferred until the Series 1998-1 Invested Amount has been paid in full.

                                   ARTICLE VII

                             CHANGE IN CIRCUMSTANCES

          SECTION 7.1. ILLEGALITY. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for any APA Bank to make or maintain its portion of the VFC Certificateholders' Interest in any Eurodollar Tranche and such APA Bank shall notify in writing the Funding Agent, the Trustee and the

Company, then the portion of each Eurodollar Tranche applicable to such APA Bank shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the Eurodollar Period with respect to any Eurodollar Tranche, the Company shall pay to the Funding Agent for the account of such APA Bank the amounts, if any, as may be required pursuant to Section 7.4.

          SECTION 7.2. INCREASED COSTS. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 7.3) shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any APA Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

               (ii) impose on any APA Bank or the London interbank market any other condition affecting the Transaction Documents or the funding of Eurodollar Tranches by such APA Bank;

and the result of any of the foregoing shall be to increase the cost to such APA Bank of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such APA Bank hereunder (whether principal, interest or otherwise), then the Company will pay to such APA Bank such additional amount or amounts as will compensate such APA Bank for such additional costs incurred or reduction suffered.

          (b) If any APA Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such APA Bank's capital or the capital of any corporation controlling such APA Bank as a consequence of its obligations hereunder to a level below that which such APA Bank or such corporation could have achieved but for such Change in Law (taking into consideration such APA Bank's or such corporation's policies with respect to capital adequacy), then from time to time, the Company shall pay to such APA Bank such additional amount or amounts as will compensate such APA Bank for any such reduction suffered.

          (c) A certificate of an APA Bank setting forth in reasonable detail the amount or amounts necessary to compensate such APA Bank as specified in Sections (a) and (b) of this Section 7.2 shall be delivered to the Company (with a copy to the Funding Agent) and shall be conclusive absent manifest error provided that such Certificate is delivered in good faith and in a manner generally consistent with such APA Bank's standard practice. The agreements in this Section shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder for a period of nine months.

          (d) Failure or delay on the part of any APA Bank to demand compensation pursuant to this Section 7.2 shall not constitute a waiver of such APA Bank's right to demand such compensation; PROVIDED that the Company shall not be required to compensate an APA Bank pursuant to this Section 7.2 for any increased costs or reductions incurred more than 270 days prior to the date that such APA Bank notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such APA Bank's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 7.3. TAXES. (a) Any and all payments by or on account of any obligation of the Company hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.3) the Funding Agent or such APA Bank receives an amount equal to the sum that it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Company shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Subject to paragraph (e) of this Section 7.3, the Company shall indemnify the Funding Agent and each APA Bank within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Funding Agent or such APA Bank on or with respect to any payment by or on account of any obligation of the Company hereunder or under any other Transaction Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.3) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified

Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by the Funding Agent or an APA Bank shall be conclusive absent manifest error. Any payments made by the Company pursuant to this Section shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts (other than amounts payable to the Company) pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder for a period of nine months.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Funding Agent.

          (e) The Funding Agent and each APA Bank shall (but with respect to any Indemnified Tax or Other Tax arising from a Change in Law, only to the extent the Funding Agent or such APA Bank is legally able to do so) deliver to the Company (with a copy to the Funding Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Company on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to such APA Bank or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes. Failure to timely provide such documentation to the Company shall relieve the Company of any indemnification responsibility under this Section 7.3.

          (f) If the Funding Agent or an APA Bank (or a Transferee) receives a refund solely in respect of Taxes or Other Taxes, it shall pay over such refund to the Company to the extent that such Funding Agent or APA Bank (or Transferee) has already received indemnity payments or additional amounts pursuant to this
Section 7.3 with respect to such Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that the Company shall, upon request of the Funding Agent or such APA

Bank (or Transferee), repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Funding Agent or such APA Bank (or Transferee) if the Funding Agent or such APA Bank (or Transferee) is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Funding Agent or an APA Bank (or Transferee) to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Company or any other Person.

          SECTION 7.4. BREAK FUNDING PAYMENTS. The Company agrees to indemnify each APA Bank and to hold each APA Bank harmless from any loss or expense which such APA Bank may sustain or incur as a consequence of (a) default by the Company in making a borrowing of, conversion into or continuation of a Eurodollar Tranche after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, or (b) default by the Company in making any prepayment in connection with a Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of
Section 2.7 or (c) the making of a prepayment of a Eurodollar Tranche prior to the termination of the Eurodollar Period for such Eurodollar Tranche. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Eurodollar Period (or in the case of a failure to borrow, convert or continue, the Eurodollar Period that would have commenced on the date of such prepayment or of such failure) in each case at the Adjusted LIBO Rate for such Eurodollar Tranche provided for herein over (ii) the amount of interest (as reasonably determined by such APA Bank) which would have accrued to such APA Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market; PROVIDED that any payments made by the Company pursuant to this Section shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts (other than amounts payable to the Company) pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment. This covenant shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder for a period of nine months. A certificate as to any additional amounts payable pursuant to the foregoing sentence, showing in reasonable detail the calculation thereof, submitted by any APA Bank to the Company shall be conclusive absent manifest error.

          Notwithstanding anything in this Agreement to the contrary, the Company agrees to indemnify the Initial Purchaser and to hold the Initial Purchaser harmless from any loss or expense which the Initial Purchaser may sustain or incur as a consequence of (a) default by the Company in making a borrowing of or conversion into a CP Tranche after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement or (b) the prepayment, whether in connection with a Decrease or otherwise, of any portion of the Series 1998-1 Invested Amount held by the Initial Purchaser.

          SECTION 7.5. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Eurodollar Period:

          (a) the Funding Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or

          (b) the Funding Agent is advised by the Majority Purchasers that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such Purchasers of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Funding Agent shall forthwith give telecopy or telephonic notice thereof to the Company, the Trustee and the Purchasers, whereupon until the Funding Agent notifies the Company and the Trustee that the circumstances giving rise to such notice no longer exist, the Available Pricing Amount shall not be allocated to any Eurodollar Tranche.

          SECTION 7.6. MITIGATION OBLIGATIONS. (a) If any APA Bank requests compensation under Section 7.2, or if the Company is required to pay any additional amount to any APA Bank or any Governmental Authority for the account of any APA Bank pursuant to Section 7.3, then such APA Bank shall use reasonable efforts to designate a different lending office for funding or booking its obligations under this Supplement and the Agreement or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such APA Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.2 or 7.3, as the case may be, in the future and (ii) would not subject such APA Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such APA Bank. The Company hereby agrees to pay all reasonable costs and expenses incurred by any APA Bank in connection with any such designation or assignment.

          (b) If any APA Bank requests compensation under Section 7.2, or if the Company is required to pay any additional amount to any APA Bank or any Governmental Authority for the account of any APA Bank pursuant to Section 7.3, or if any APA Bank defaults in its obligations hereunder, then the Company may, at its sole expense and effort, upon notice to such APA Bank and the Funding Agent require such APA Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.11), all its interests, rights and obligations under this Supplement to an assignee that shall assume such obligations (which assignee may be another APA Bank, if an APA Bank accepts such assignment); PROVIDED that (i) the Company shall have received the prior written consent of the Funding Agent, which consent shall not unreasonably be withheld, (ii) such APA Bank shall have received payment of an amount equal to its Series 1998-1 Purchaser Invested Amount, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such Series 1998-1 Purchaser Invested Amount and accrued interest and fees) or the Company (in the case of all other amounts) and
(iii) in the case of any such assignment resulting from a claim for compensation under Section 7.2 or payments required to be made pursuant to Section 7.3, such assignment will result in a reduction in such compensation or payments. An APA Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such APA Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES, COVENANTS

          SECTION 8.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SERVICER. The Company and the Servicer each hereby represents and warrants to the Trustee, the Funding Agent and each of the Purchasers that each and every of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Effective Date and as of the date of each Increase (except to the extent that any such representation or warranty is expressly made as of another date).

          SECTION 8.2. COVENANTS OF THE COMPANY AND THE SERVICER. The Company and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

          (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party;

          (b) they shall afford the Trustee, Funding Agent or any representatives of the Trustee or the Funding Agent access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if an Early Amortization Event has occurred), for purposes of inspection and shall permit the Trustee, Funding Agent or any representative of the Trustee or the Funding Agent to visit any of the Company's or the Servicer's, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of the Company or the Servicer with their respective officers and employees and with their independent certified public accountants; PROVIDED that the Funding Agent shall provide the Company or the Servicer, as the case may be, with reasonable notice prior to any such contact and shall give the Company or the Servicer the reasonable opportunity to participate in such discussions; and

          (c) neither the Company nor the Servicer shall take any action, nor permit the Seller to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Majority Purchasers.

          SECTION 8.3. COVENANTS OF THE SERVICER. The Servicer hereby agrees that:

          (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Pooling and Servicing Agreements in all material respects;

          (b) it shall provide to the Funding Agent and the Rating Agencies, simultaneously with delivery to the Trustee, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Funding Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Servicer with respect to the Transaction Documents;

          (c) it shall provide notice to the Funding Agent of the appointment of a Successor Servicer pursuant to Section 6.2 of the Servicing Agreement; and

          (d) it shall operate in good faith to allow the Trustee to use the Servicer's available facilities, equipment, leasehold agreements, data systems, records, files and expertise upon the Servicer's termination or default.

          SECTION 8.4. OBLIGATIONS UNAFFECTED. The obligations of the Company and the Servicer to the Funding Agent and the Purchasers under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                                   ARTICLE IX

                              CONDITIONS PRECEDENT

          SECTION 9.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF SUPPLEMENT. This Supplement shall become effective on the date (the "EFFECTIVE DATE") on which the following conditions precedent have been satisfied:

          (a) DOCUMENTS. The Funding Agent shall have received, with a copy for the Initial Purchaser, true and complete copies of this Supplement, executed by a duly authorized officer of each of the Company, the Servicer, the Trustee, the Funding Agent, the Initial Purchaser and the APA Banks, together with all documents related hereto.

          (b) ORGANIZATIONAL DOCUMENTS, ORGANIZATIONAL PROCEEDINGS OF THE COMPANY AND SERVICER. The Funding Agent shall have received from the Company, the Seller and the Servicer, with a copy for the Initial Purchaser, true and complete copies of:

               (i) the articles of association, articles of incorporation or other formation documents, including all amendments thereto, of such

     Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of formation or incorporation, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

               (ii) a certificate of the Secretary or an Assistant Secretary of each such Person, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws and articles of incorporation or articles of association of each such Person, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Funding Agent, of the Board of Directors of each such Person or committees thereof authorizing the execution, delivery and performance of the Series 1998-1 Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the articles of association, article of incorporation or other formation documents of each such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Series 1998-1 Transaction Documents or any other document delivered in connection herewith or therewith on behalf of each such Person; and

               (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (c) GOOD STANDING CERTIFICATES. The Funding Agent shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, the Servicer and the Seller, in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation or limited liability company, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company, the Servicer or the Seller, as the case may be.

          (d) CONSENTS, LICENSES, APPROVALS, ETC. The Funding Agent shall have received, with a copy for the Initial Purchaser, certificates dated the date hereof of a Responsible Officer of the Company, the Servicer and the Seller either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Company, the Servicer or the Seller, as the case may be, of this Supplement, and the validity and enforceability of this Supplement and the Agreement against the Company and the Servicer, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required.

          (e) NO LITIGATION. The Funding Agent shall have received confirmation that there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting USSC, USFS or any of their respective Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to USSC and its Subsidiaries taken as a whole.

          (f) LIEN SEARCHES. The Funding Agent shall have received a written search report listing all effective financing statements that name the Seller, USFS or the Company as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to paragraph (h) below and in any other jurisdictions that the Funding Agent determines are reasonably necessary or appropriate, together with copies of such financing statements (none of which, except for those described in paragraph (h) below shall cover any Receivables), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents

          (g) UCC CERTIFICATE. The Funding Agent shall have received from each of the Seller, USFS and the Company a UCC Certificate, completed in a manner satisfactory to the Funding Agent, duly executed by a Responsible Officer of the Seller or the Company, as the case may be, and dated the Effective Date.

          (h) FILINGS, REGISTRATIONS AND RECORDINGS. Any documents (including, without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables by the Seller to USFS and by USFS to the Company pursuant to the applicable Receivables Sale Agreement, (ii) to perfect the sale of Receivables by USSC to the Company under the Original Agreement (as defined in the Amended and Restated Receivables Sale Agreement) and (iii) to create, in favor of the Trustee, a perfected ownership/security interest in the Trust Assets under the Agreement with respect to which an ownership/security interest

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may be perfected by a filing under the UCC or other comparable statute, shall, in each case, have been properly prepared and executed for immediate filing in each office in each jurisdiction listed in the Agreement or the applicable Receivables Sale Agreement, as the case may be, and such filings are the only filings required in order to perfect the sale of the Receivables to USFS or the Company, as the case may be, under the applicable Receivables Sale Agreement or Original Agreement (as defined in the Amended and Restated Receivables Sale Agreement), as appropriate, or to the Trust, under the Agreement, as the case may be, in the jurisdictions listed therein. The Funding Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

          (i) LEGAL OPINIONS. The Funding Agent shall have received, with a counterpart for the Initial Purchaser and the Trustee, opinions of counsel to the Company and the Servicer, dated the Issuance Date, as to corporate, federal tax (tax status of the VFC Certificates as debt), perfection and priority of security and/or ownership interests and other matters in form and substance reasonably acceptable to the Funding Agent and their counsel. On the Effective Date, the Funding Agent shall have received copies of, and reliance letters upon, all other opinions of counsel to the Company and the Servicer delivered to the certificateholders of any other Series of the Trust issued on the Effective Date.

          (j) FEES. The Funding Agent shall have received payment of all fees and other amounts due and payable to it, the Initial Purchaser or the APA Banks on or before the Effective Date.

          (k) MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred with respect to the business, operations, property or condition (financial or otherwise) of USSC and its Subsidiaries taken as a whole since December 31, 1998.

                                    ARTICLE X

                                THE FUNDING AGENT

          SECTION 10.1. APPOINTMENT. Each Purchaser and APA Bank hereby irrevocably designates and appoints the Funding Agent as the agent of such Purchaser and APA Bank, respectively, under this Supplement and each such Purchaser and APA Bank irrevocably authorizes the Funding Agent, in such capacity,

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

to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Funding Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. In its capacity as agent of each Purchaser and APA Bank, the Funding Agent shall act with the same due care as it does with respect to its own investments. Subject to the foregoing sentence or any provision to the contrary elsewhere in this Supplement, the Funding Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Purchaser or APA Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Funding Agent.

          SECTION 10.2. DELEGATION OF DUTIES. The Funding Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Company or the Servicer), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 10.3. EXCULPATORY PROVISIONS. Neither the Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Agreement or this Supplement (x) with the consent or at the request of the Majority Purchasers or
(y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Funding Agent under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Funding Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Company.

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

          SECTION 10.4. RELIANCE BY FUNDING AGENT. The Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any Certificate, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or the Servicer), independent accountants and other experts selected by the Funding Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Funding Agent may deem and treat the payee of any Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Funding Agent. The Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Majority Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

          SECTION 10.5. NOTICE OF SERVICER DEFAULT OR EARLY AMORTIZATION EVENT OR CLOSE UP POTENTIAL EARLY AMORTIZATION EVENT. The Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Servicer Default with respect to the Servicer or any Early Amortization Event or Potential Early Amortization Event hereunder unless the Funding Agent has received notice from a Purchaser, the Company or the Servicer referring to the Agreement or this Supplement, describing such Servicer Default or Early Amortization Event or Potential Early Amortization Event and stating that such notice is a "notice of a Servicer Default with respect to the Servicer" or a "notice of an Early Amortization Event or Potential Early Amortization Event", as the case may be. In the event that the Funding Agent receives such a notice, the Funding Agent shall give notice thereof to the Purchasers, the Trustee, the Company and the Servicer. The Funding Agent shall take such action with respect to such Servicer Default or Early Amortization Event or Potential Early Amortization Event as shall be reasonably directed by the Majority Purchasers, PROVIDED that unless and until the Funding Agent shall have received such directions, the Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default or

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Early Amortization Event or Potential Early Amortization Event as it shall deem advisable in the best interests of the Purchasers.

          SECTION 10.6. NON-RELIANCE ON THE FUNDING AGENT AND OTHER PURCHASERS. Each Purchaser expressly acknowledges that neither the Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Funding Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Funding Agent to any Purchaser. Each Purchaser represents to the Funding Agent that it has, independently and without reliance upon the Funding Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Supplement. Each Purchaser also represents that it will, independently and without reliance upon the Funding Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Funding Agent hereunder, the Funding Agent shall have no duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company which may come into the possession of the Funding Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          SECTION 10.7. INDEMNIFICATION. The Purchasers agree to indemnify the Funding Agent in its capacity as such (to the extent not reimbursed by the Company and the Servicer and without limiting the obligation of the Company and the Servicer to do so), ratably according to their respective Series 1998-1 Purchaser Invested Amounts on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Funding Agent in any way relating to or arising out of the Commitments, this Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action

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taken or omitted by the Funding Agent under or in connection with any of the foregoing; PROVIDED that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Funding Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

          SECTION 10.8. THE FUNDING AGENT IN ITS INDIVIDUAL CAPACITY. The Funding Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Servicer or any of their Affiliates as though the Funding Agent were not the Funding Agent hereunder. With respect to any VFC Certificate held by the Funding Agent, the Funding Agent shall have the same rights and powers under this Supplement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Funding Agent, and the terms "APA Bank" and "Purchaser" shall include the Funding Agent in its individual capacity.

          SECTION 10.9. SUCCESSOR FUNDING AGENT. The Funding Agent may resign as Funding Agent upon 10 days' written notice to the Purchasers (with a copy to the Company). If the Funding Agent shall resign as Funding Agent under this Supplement, then the Majority Purchasers shall appoint from among the Purchasers a successor administrative agent for the Purchasers, which successor administrative agent shall be approved by the Company and the Servicer (which approval shall not be unreasonably withheld), whereupon such successor administrative agent shall succeed to the rights, powers and duties of the Funding Agent, and the term "Funding Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Funding Agent's rights, powers and duties as Funding Agent shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Supplement. After any retiring Funding Agent's resignation as Funding Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Supplement.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the

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Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 11.2. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.3. FURTHER ASSURANCES. Each of the Company, the Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Funding Agent or the Majority Purchasers more fully to effect the purposes of this Supplement and the sale of the VFC Certificates hereunder, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.

          SECTION 11.4. PAYMENTS. To the extent proper payment instructions are provided, each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to the Purchasers, at the office of the Funding Agent set forth in
Section 11.9. Except as provided in Section 2.6(e), on each Distribution Date, the Funding Agent shall remit in like funds to each Purchaser its applicable PRO RATA share (based on each such Purchaser's Series 1998-1 Purchaser Invested Amount) of each such payment received by the Funding Agent for the account of the Purchasers.

          SECTION 11.5. COSTS AND EXPENSES. The Company agrees to pay all reasonable out-of-pocket costs and expenses of the Funding Agent (including, without limitation, reasonable fees and disbursements of one counsel to the Funding Agent) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement and the other Transaction Documents and amendments or waivers of any such documents and (ii) the enforcement by the Funding Agent of the obligations and liabilities of the Company and the Servicer under the Agreement, this Supplement, the other Transaction Documents or any related document; PROVIDED that any payments made by the Company pursuant to this Section shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts (other than amounts payable to the

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Company) pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

          SECTION 11.6. NO WAIVER, CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee, the Funding Agent or any Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 11.7. AMENDMENTS. (a) Subject to Section (c) of this Section 11.7, this Supplement may be amended in writing from time to time by the Servicer, the Company and the Trustee, with the consent of the Funding Agent but without the consent of any holder of any outstanding VFC Certificate, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions to or change in any manner or eliminate any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Officer's Certificate or, to the extent in the reasonable view of the Company, a question of law exists, an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the VFC Certificateholders, including without limitation the tax status of the VFC Certificates or of the Trust, or the APA Banks. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

          (b) Subject to Section (c) of this Section 11.7, this Supplement may also be amended in writing from time to time by the Servicer, the Company and the Trustee with the consent of the Majority Purchasers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the VFC Certificateholders (including, without limitation, the acceleration of the payment of sums payable to or for the account of the Purchasers under any provision of this Supplement); PROVIDED, HOWEVER, that no such amendment shall, unless signed or

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consented to in writing by all Purchasers and each APA Bank, (i) extend the time for payment, or reduce the amount, of any sum payable to or for the account of any Purchaser under any provision of this Supplement or extend the Series 1998-1 Termination Date, (ii) subject any Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser), (iii) change the Aggregate Commitment Amount, the amount of any interest or fees or the percentage of Purchasers which shall be required for any action under this Section or any other provision of this Supplement or (iv) change the tax characteristics of the VFC Certificates or of the Trust.

          (c) Any amendment hereof can be effected without the Funding Agent's being party thereto; PROVIDED, HOWEVER, that no such amendment, modification or waiver of this Supplement that affects rights or duties of the Funding Agent shall be effective unless the Funding Agent shall have given its prior written consent thereto.

          (d) No amendment hereof shall be effective until the Rating Agency Condition is satisfied with respect thereto.

          SECTION 11.8. SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION 11.9. NOTICES. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Servicer and the Trustee, in the manner set forth in Section 10.4 of the Agreement and (ii) in the case of the Funding Agent, the Rating Agencies, the Initial Purchaser and each APA Bank, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, (A) in the case of each APA Bank, at its address set forth on Schedule 1 hereto and (B) addressed as follows in the case of the Funding Agent, the Rating Agencies and the Initial Purchaser; or to such other address as may be hereafter notified by the respective parties hereto:

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

         Funding Agent:             The Chase Manhattan Bank
                                    450 West 33rd Street, 15th Floor
                                    New York, New York 10001
                                    Attention:  Lara Graff
                                    Fax:  212-946-8098

         S&P:                       Standard & Poor's Ratings Service
                                    55 Water Street, 40th Floor
                                    New York, New York  10041
                                    Attention:  Philip Galgano
                                    Fax: 212-438-2647

         Moody's:                   Moody's Investors Service
                                    99 Church Street
                                    New York, New York 10007
                                    Attention:  Brigitte Posch
                                    Fax: 212-553-0881

         Initial Purchaser:         Park Avenue Receivables Corporation
                                    c/o Global Securitization Services, LLC
                                    114 West 47th Street, Suite 1715
                                    New York, New York  10036
                                    Attention:  Andy Stidd
                                    Fax: 212-302-8767

                                    WITH A COPY TO:

                                    Chase Securities Inc.
                                    270 Park Avenue, 7th Floor
                                    New York, New York  10017
                                    Attention:  Tino Luzano
                                    Fax:  212-834-6562

          SECTION 11.10. SUCCESSORS AND ASSIGNS. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Supplement without the prior written consent of all of the Purchasers, the Initial Purchaser may not assign or transfer any of its rights under this Supplement except as set forth in Section 2.6 and each APA Bank may not assign or transfer any of its rights under this Supplement except as set forth in Section 11.11.

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

          SECTION 11.11. SECURITIES LAWS; PARTICIPATIONS; ASSIGNMENTS. (a) Each Purchaser agrees that its VFC Certificate will be acquired for investment only and not with a view to any public distribution thereof, and that such Purchaser will not offer to sell or otherwise dispose of its VFC Certificate (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws. Each Purchaser acknowledges that it has no right to require the Company to register its VFC Certificate under the Securities Act or any other securities law. Each Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the VFC Certificate, such Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (b) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("PARTICIPANTS") participations in its VFC Certificate and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the Participant; PROVIDED, HOWEVER, that (i) in the event of any such sale by an APA Bank to a Participant, (A) such APA Bank's obligations under this Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) the Company shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under the Pooling and Servicing Agreements, (ii) no APA Bank shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, any Pooling and Servicing Agreement, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder, (iii) no sale by an APA Bank to a Participant shall be given effect if such sale would result in there being more than 20 Targeted Holders with respect to the VFC Certificates or is not otherwise permitted under Section 5.3(e) of the Agreement, and (iv) each Participant shall, prior to becoming a Participant, execute and deliver to the Funding Agent an Assignment/Participation Certification. The Company agrees that each APA Bank is entitled, in its own name, to enforce for the benefit of, or as agent for, any Participant any and all rights, claims and interest of such Participant in respect of the Trust and the Company's obligations under this Supplement. A Participant shall have the right to receive Article VII Costs but only to the extent that

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

the related selling APA Bank would have had such right absent the sale of the related participation.

          (c) Any APA Bank may, upon the satisfaction of all applicable requirements under Section 5.3 of the Agreement, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the VFC Certificate to
(i) its Affiliates and to any other APA Bank and (ii) upon prior written notice to the Funding Agent, one or more banks or other entities (an "ACQUIRING APA BANK"), in each case pursuant to a commitment transfer supplement, substantially in the form of Exhibit G (the "COMMITMENT TRANSFER SUPPLEMENT"), executed by such Acquiring APA Bank, such assigning APA Bank and the Funding Agent (and, in the case of an Acquiring APA Bank that is not then an existing APA Bank or an Affiliate thereof, by the Company and the Servicer), and delivered to the Funding Agent for its acceptance and recording in the Register with notice delivered to each Rating Agency. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder (other than to its Affiliate or any other APA
Bank) without the prior written consent of the Company, which consent shall not be unreasonably withheld, and no APA Bank shall sell its rights hereunder (w) if such sale would result in there being more than 20 Targeted Holders with respect to the VFC Certificates or more than 20 beneficial owners of the VFC Certificates for the purposes of the 1940 Act or is not otherwise permitted under Section 5.3(e) of the Agreement, (x) if such Acquiring APA Bank is not an Eligible Assignee, (y) unless such APA Bank reasonably believes that such Acquiring APA Bank is a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act and (z) unless, prior to such sale, the purchaser of such rights shall have executed and delivered to the Funding Agent and the Transfer Agent and Registrar an Assignment/Participation Certification. Upon such execution, delivery, acceptance and recording, (A) the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate, a new VFC Certificate in the name and the denomination determined pursuant to the related Commitment Transfer Supplement and set forth in such written direction and shall deliver such VFC Certificate to the Acquiring APA Bank in accordance with such written direction, and (B) from and after the Transfer Issuance Date determined pursuant to such Commitment Transfer Supplement, (1) the Acquiring APA Bank thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of an APA Bank hereunder with a Commitment as set forth therein and (2) the transferor APA Bank thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Supplement. Such

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

Commitment Transfer Supplement shall be deemed to amend this Supplement (including the Schedules attached hereto) to the extent, and only to the extent, necessary to reflect the addition of such Acquiring APA Bank as an "APA Bank" and the resulting adjustment of Pro Rata Shares arising from the purchase by such Acquiring APA Bank of all or a portion of the rights and obligations of such transferor APA Bank under this Supplement and the VFC Certificates.

          (d) The Funding Agent shall maintain at its address referred to in
Section 11.9 a copy of each Commitment Transfer Supplement delivered to it.

          (e) Upon its receipt of a Commitment Transfer Supplement executed by a transferor APA Bank and an Acquiring APA Bank (and, in the case of a Transferee that is not then an existing APA Bank or an Affiliate thereof, by the Company and the Servicer) and a processing fee of $3,500, the Funding Agent shall (i) promptly accept such Commitment Transfer Supplement and (ii) on the Transfer Issuance Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Initial Purchaser, the APA Banks, the Servicer and the Company.

          (f) The Company and the Servicer each authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such APA Bank's possession concerning the Company, the Servicer or the Receivables which has been delivered to such APA Bank by the Company or the Servicer pursuant to this Supplement or which has been delivered to such APA Bank by or on behalf of the Company in connection with such APA Bank's credit evaluation of the Company, the Servicer, the Trust and the Trust Assets prior to becoming a party to this Supplement; PROVIDED, HOWEVER, the Transferee or prospective Transferee shall have agreed to be bound by the terms and conditions of Section 11.15.

          (g) Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any APA Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Trust Assets to be regarded as plan assets pursuant to 29 C.F.R. ss. 2510.3-101.

          SECTION 11.12. ADJUSTMENTS; SET-OFF. (a) If any Purchaser (a "BENEFITTED PURCHASER") shall at any time receive in respect of its Series 1998-1 Invested Amount any distribution of principal, interest, Commitment Fees or other

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

fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser's Series 1998-1 Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchasers such portion of each such other Purchaser's interest in the VFC Certificates, or shall provide such other Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Purchasers; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Purchaser so purchasing a portion of the VFC Certificateholders' Interest may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the VFC Certificates to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of the Company. Each Purchaser agrees promptly to notify the Company and the Funding Agent after any such set-off and application made by such Purchaser, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          SECTION 11.13. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION 11.14. NO BANKRUPTCY PETITION. (a) The Funding Agent and each Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1998-1 Amortization Period and (ii) the last day of the amortization period of any other Outstanding

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

Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (b) The Company, the Servicer, the Trustee, the Funding Agent and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper, it will not institute against, or join any other Person in instituting against, the Initial Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law. The provisions of this Section 11.14(b) shall survive termination of this Agreement.

          SECTION 11.15. CONFIDENTIALITY. Each APA Bank agrees to keep information obtained by it pursuant hereto and the other Transaction Documents identified as confidential in writing at the time of delivery confidential in accordance with such APA Bank's customary practices and agrees that it will only use such information in connection with the transactions contemplated by the Pooling and Servicing Agreements and not disclose any of such information other than (a) to such APA Bank's employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or affiliates who are advised of the confidential nature of such information, (b) to the extent such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities laws), regulation, subpoena or judicial order or process (PROVIDED that notice of such requirement or order shall be promptly furnished to the Company or the Servicer unless such notice is legally prohibited) or requested or required by bank, securities, insurance or investment company regulations or auditors or any administrative body or commission to whose jurisdiction such APA Bank may be subject, (d) to any rating agency to the extent required in connection with any rating to be assigned to such APA Bank, (e) to Transferees or prospective Transferees who agree to be bound by the provisions of this Section 11.15, or
(f) with the Company's or the Servicer's prior written consent. The agreements in this Section 11.15 shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder.

          SECTION 11.16. LIMITED RECOURSE. Notwithstanding anything to the contrary contained herein, the obligations of the Initial Purchaser under this Agreement are solely the corporate obligations of the Initial Purchaser and, in the case of obligations of the Initial Purchaser other than Commercial Paper, shall be

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

payable at such time as funds are received by or are available to the Initial Purchaser in excess of funds necessary to pay in full all outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against the Initial Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11, United States Code (Bankruptcy)) of any such party shall be subordinated to the payment in full of all Commercial Paper.

          No recourse under any obligation, covenant or agreement of the Initial Purchaser contained in this Agreement shall be had against any incorporator, stockholder, officer, director, employee or agent of the Initial Purchaser, the Initial Purchaser's administrative agent, the Funding Agent, Global Securitization Services, LLC or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Initial Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, employee or agent of the Initial Purchaser, the Initial Purchaser's administrative agent, the Funding Agent, Global Securitization Services, LLC or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Initial Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Initial Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.16 shall survive termination of this Agreement.

          SECTION 11.17. CONSENTS OF INVESTOR CERTIFICATEHOLDERS. Each of the Investor Certificateholders party hereto consents to the execution and delivery of the Agreement and the Servicing Agreement.

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

                                   ARTICLE XII

                               FINAL DISTRIBUTIONS

          SECTION 12.1. CERTAIN DISTRIBUTIONS. (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to Section 7.2(b) of the Agreement are deposited into the Series 1998-1 Non-Principal Collection Sub-subaccount and the Series 1998-1 Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.3 of the Agreement with respect to the VFC Certificates.

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

          IN WITNESS WHEREOF, the Company, the Servicer, the Trustee, the Funding Agent, the Initial Purchaser and the APA Banks have caused this Second Amended and Restated Series 1998-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                                 USS RECEIVABLES COMPANY, LTD.

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 UNITED STATIONERS  FINANCIAL
                                                 SERVICES LLC, as Servicer

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THE CHASE MANHATTAN BANK, not
                                                 in its individual capacity but
                                                 solely as Trustee and as
                                                 Securities Intermediary

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

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

                                                 THE CHASE MANHATTAN BANK,
                                                  as Funding Agent

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 PARK AVENUE RECEIVABLES
                                                  CORPORATION, as Initial
                                                  Purchaser

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THE CHASE MANHATTAN BANK,
                                                  as an APA Bank

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THE NORTHERN TRUST COMPANY,
                                                  as an APA Bank

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THE BANK OF NEW YORK, as
                                                  an APA Bank

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

Consented to by:

UNITED STATIONERS SUPPLY CO.

By
  --------------------------
  Name:
  Title:

                                                                      SCHEDULE 1

                               LIST OF COMMITMENTS

NAME OF APA BANK                            COMMITMENT

The Chase Manhattan Bank                    $51,600,000

The Northern Trust Company                  $15,000,000

The Bank of New York                        $15,000,000
                                            -----------

Total Commitment                            $81,600,000

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